--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                                  Balanced Fund
--------------------------------------------------------------------------------
                                December 31, 1998
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
     * Despite significant volatility, both the equity and bond markets ended 1998 with solid gains.

     * Your fund's 6- and 12-month gains were competitive with its Lipper peer group but trailed a combined index portfolio.

     * Large-cap domestic growth stocks were the dominant asset class in 1998.

     * The fund's asset allocation remains near its long-term target of 60% equities and 40% bonds, with significant exposure to international stocks and high-yield bonds.

     * Slowing economic growth may moderate gains, but bonds and equities should benefit from continued low inflation and interest rates in 1999.

FELLOW SHAREHOLDERS

     The domestic bond and equity markets posted good performances in 1998 despite numerous crises in foreign markets and sometimes extreme volatility. Rising blue chip stocks once again buoyed equities. Interest rates also fell sharply in autumn, sparked both by strong investor preference for low-risk securities and by Federal Reserve action.

================================================================================
    Performance Comparison
    Periods Ended 12/31/98             6 Months       12 Months
    ----------------------             --------       ---------
    Balanced Fund                        4.91%           15.97%
    Lipper Balanced  Fund Index          5.05            15.09
    Combined  Index  Portfolio *         7.91            20.98

     * An unmanaged portfolio of 60% stocks (S&P 500) and 40% bonds (Lehman Brothers Aggregate Index).
================================================================================

     In this environment, the Balanced Fund produced solid results with moderate volatility. Returns during the past six months cooled from the first half of the year but were appropriate to our modest-risk approach. Your fund's 4.91% six-month and 15.97% 12-month results were in keeping with the Lipper Balanced Fund Index, but trailed the Combined Index Portfolio, an unmanaged mix of the Standard & Poor's 500 Stock Index and the Lehman Brothers Aggregate Index. The blended index has recently outperformed your fund because it has little or no exposure to international equities and high-yield bonds, which we include in the fund for diversificat ion. During this extraordinary equity rally, which began at the end of 1994, the S&P has dramatically outperformed practically every other class of equity investment.

YEAR-END DISTRIBUTIONS

     On December 15, 1998, your Board of Directors declared a long-term capital gain distribution of $0.02 per share and a short-term capital gain of $0.01 per share to shareholders of record on that date. These were paid on December 17. On December 28, 1998, the Directors declared a quarterly income dividend of $0.13 per share to shareholders of record on that date. It was paid on December 30. You should already have received your check or statement reflecting these distributions, as well as Form 1099-DIV summarizing this information for 1998 tax purposes.


================================================================================
Preparing For The Year 2000
--------------------------------------------------------------------------------

     The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

     T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

     We began to address these issues several years ago by requiring that all new systems process and store four-digit years. All critical systems have been reprogrammed (including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments), and they are currently being tested. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

     We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH  TRANSITION  PLANNED

     We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we have modified them where necessary for the Year 2000.

     The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

     For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (WWW.TROWEPRICE.COM).
================================================================================

MARKET ENVIRONMENT

     The domestic economy coasted through another positive year in 1998. Inflation was negligible and corporate profits were steadier than anticipated. The investment markets were another story, however. A spate of problems in international economies, which came to a head when Russia devalued the ruble and defaulted on its debts in late summer, threw the global currency markets into turmoil and sparked some panic selling. Investors abandoned higher-risk investments during the height of the crisis, including domestic blue chips as well as foreign stocks and bonds, high-yield corporate bonds, and small-cap stocks. The U.S. equity market (as measured by the Dow Jones Industrial Average) fell 15%, while low-risk Treasuries enjoyed a sharp rally.

     [Chart showing interest rates for 30-Year Treasury Bond, 5-Year Treasury Note, and 90-day Treasury Bills, 12/31/97 through 12/31/98.]

     The Federal Reserve responded by lowering the federal funds target rate in late September to avert a liquidity crunch that threatened after the currency crisis. Investor confidence was not so easily restored, however; additional well-publicized problems -- in particular, the collapse of a prominent hedge fund -- kept many investors on the sidelines. Eventually, the Fed reduced the target rate two more times, in October and mid-November, to 4.75%. The additional liquidity finally seemed to stabilize most markets. Remarkably, the S&P 500 finished the year with an unprecedented fourth consecutive gain of 20% or more.

     Despite their difficulties during the crisis, domestic blue chip stocks continued to be among the year's best performers. With valuations very high, investors paid close attention to earnings. Stocks in the consumer, health care, and financial industries, where earnings tend to be reliable, benefited. Toward the end of the year, technology stocks also soared, buoyed by the promise of Internet technology. Cyclicals and basic materials stocks were left behind, and firms posting earnings disappointments were often sold off harshly. Merger and acquisition activity continued to be an important driver for equities, helping to maintain momentum in a market that already appeared expensive by historical standards.

     The most notable feature of the stock market over the past year must surely be its increased level of volatility. The S&P 500's level of fluctuation during this period has been topped only twice in the past 50 years. A simple measure of volatility is the number of days in which the market moves up or down 1% or more. For all of 1998, this threshold was exceeded on over 30% of the trading days (almost 40% in the second half), compared with only 5% of trading days in 1995. The second most notable feature was the huge performance divergence between the S&P and any index of smaller companies. The S&P posted another superb year, rising 28.6%, while the Russell 2000, for example, declined 2.5%. Indeed, the S&P's return actually masked significant size-related bias within the index: the smallest half of the index was flat for the year, while its largest 50 companies posted returns, on average, well above 30%. The disparity between large- and small-cap stocks was as great as at any time in the past two decades.

     Within the bond market, Treasury bonds, bills, and notes led in the second half and interest rates continued their long secular decline. Treasuries have always been a safe harbor for nervous investors, but even their volatility increased as investors swapped in and out of them during the year's short-term crises. Corporate bonds, and in particular high-yield bonds, did poorly during the summer "flight to quality," but their comparatively high yields helped them recover quickly when stability returned. Only mortgage-backed bonds, which are negatively affected by falling interest rates, struggled consistently through the period.

PORTFOLIO HIGHLIGHTS

     Given the unusual volatility, we chose to maintain a neutral approach to asset allocation. The fund stayed close to its long-term target of 60% equities and 40% bonds, with significant exposure to international stocks and high-yield bonds. All sectors of the fund -- domestic equity, international equity, and fixed income -- produced solid gains for the year.

     The U.S. equity market was particularly favorable toward growth stocks in 1998. The Barra/S&P Growth Index decisively outperformed the Barra/S&P Value Index 42.2% to 14.7% for the year, and 15.5% to 2.3% for the second half. Stocks and industries with higher dependence on the overall economy to generate earnings growth, such as basic materials or consumer cyclicals, underperformed those with less sensitivity to the economic cycle.

     [Security Diversification chart here. Pie chart, based on net assets as of 12/31/98, with the following segments - Corporate Bonds, 17%; Mortgage-Backed Securities, 5%; Large-Cap Stocks, 48%; International Stocks, 12%; Treasury and Agency Bonds, 17%; Reserves, 1%.]

     The domestic equity component of the fund was paced by our technology holdings. Positions in ANALOG DEVICES, a semiconductor manufacturer, and the personal-computer firm Compaq provided strong gains, as did INTEL. Another area of good results was telecommunications, led by MCI WORLDCOM, BELLSOUTH, and AMERITECH. Declining oil prices hurt energy stocks, and a generally deflationary environment led to poor performance of other commodity-related stocks. Oil service companies such as BAKER HUGHES declined sharply, as did chemical firms DUPONT and HERCULES.

     As noted, large-caps had a distinct performance advantage in 1998. Even though this fund's equity portion has a marked large-cap orientation compared with its peer group, it was nonetheless less concentrated than the S&P in the largest companies, and this held back results compared with the Combined Index Portfolio. Few actively managed portfolios have as much exposure to the largest stocks as the index, which is one reason we fared better against the competition (the Lipper Balanced Fund Index).

     The international equity portfolio was up modestly in the past six months, after a strong first half. The fund's holdings in the Pacific performed well after June 30, with Hong Kong and Singapore rebounding from abysmal performance earlier. Japanese stocks also did well in recent months, helped by a strengthening yen. Both KAO, a Japanese food company, and TAKEDA CHEMICAL, a pharmaceutical company, appreciated better than 45%. Our European stocks were mixed during the second half, with the U.K. up, Continental markets mostly down modestly, and Scandinavian holdings off sharply. A good performer for us was ELECTRABEL, a Belgian electric utility. Nevertheless, for the fourth consecutive year, our international stocks lagged behind their domestic counterparts. Part of the fund's strategy is to provide exposure to a wide array of asset classes, and while our primary motivation is to moderate volatility through diversification, we think that in time our international holdings will also enhance returns.

     The past year also provided us with a positive interest rate environment. Since year-end 1997, yields on various-maturity Treasury bonds have declined 96 to 116 basis points (one hundred basis points equal one percent), and bond prices have jumped in tandem. Normally, an economic environment as strong as this one would give rise to inflation and place upward pressure on interest rates. However, inflation has been low. It has also helped that, during this expansion, the very real measures of economic strength have typically been tempered with more worrisome indications of earnings declines, high inventories, or other signs of economic weakness. This mixed environment has discouraged the Fed from raising rates and made good bond performance possible even in the late stages of this economic cycle.

     Still, the bond market also exhibited its share of volatility, and your portfolio reflected sometimes mixed results. With declining rates buffeting the mortgage-backed bond market, our holdings in this segment declined to 5% of assets from 7% a year ago. Falling rates prompt an increase in mortgage refinancings, which undercut the value of existing mortgage-backed bonds. In times of relatively stable interest rates, however, mortgage securities offer an attractive mix of high credit quality and elevated yield. We therefore intend to maintain a modest stake in this sector for diversification purposes.

     Strong returns during the year's global financial crises pushed the fund's Treasury and agency bond stake to 17% from 13% six months ago. Robust demand helped these holdings score significant price gains in the second half. The flip side of price gains, however, is a consequent decline in yields, and Treasury yields have recently been as low as they've been in decades. These low yields may make these issues less attractive to us in the future.

     Corporate issues, especially high-yield bonds, had a wild ride during the year: they led the market in the first half, were beaten up in the third quarter, and then staged a strong recovery as the year closed.

     Our stake in corporate bonds stayed fairly steady, slipping only a touch from 18% to 17% of assets during the year. We have chosen to maintain this weighting because of these issues' attractive income. Despite their sharp third-quarter losses, we also continued to hold a healthy stake -- 7% of assets -- in high-yield (junk) bonds. High-yield bonds typically react well to strong economic growth. In the absence of further overseas crises, we think our holdings in the top-quality tiers of the noninvestment-grade sector will provide an attractive combination of yield and price appreciation.

OUTLOOK

     The domestic economy is still exhibiting considerable strength. For example, despite newspaper headlines about layoffs, the U.S. expanded employment by well over two million jobs in 1998. On the other hand, weakness in other global regions, especially Asia and Latin America, has depressed the outlook for future economic growth and threatened to slow corporate profit growth significantly. Declining growth rates may inspire the Fed to keep rates steady or even to lower them further, despite occasional pressure to raise them.

     A flat-to-declining rate environment would benefit both the equity and bond portions of this portfolio. However, while we expect positive performance in the year ahead, we are viewing the markets with a cautious eye and maintaining moderate expectations for 1999. Volatility has been high by historical standards, and we think that trend is likely to continue. We intend to keep to your fund's charter: to provide a well-diversified portfolio with exposure to a variety of different asset classes, with the goal of moderating volatility where possible and exposing shareholders to gains wherever they may occur in the markets.

Respectfully submitted,

/s/

Richard T. Whitney
Chairman of the Investment Advisory Committee
January 25, 1999
================================================================================

T. Rowe Price Balanced Fund
--------------------------------------------------------------------------------
Portfolio Highlights
LARGEST HOLDINGS
                                 Percent of
                                 Net Assets
                                   12/31/98
                                   --------
Stocks
--------------------------------------------------------------------------------
GE                                   1.2%
Intel                                0.8
Merck                                0.8
Pfizer                               0.7
Sun Microsystems                     0.7
American International Group         0.7
Bristol-Myers Squibb                 0.7
COMPAQ Computer                      0.6
Lucent Technologies                  0.6
BellSouth                            0.6
Total                                7.4%

                                Percent of
                                Net Assets
                                  12/31/98
                                  --------
Bonds
--------------------------------------------------------------------------------
U.S. Treasury                       14.5%
Ginnie Mae                           4.1
Fannie Mae                           2.9
Federal Home Loans                   0.7
Kimberly Clark                       0.3
WorldCom                             0.3
Dillards                             0.2
Siebe                                0.2
Consumers Energy                     0.2
Niagara Mohawk                       0.2
Total                               23.6%
================================================================================

T. Rowe Price Balanced Fund
--------------------------------------------------------------------------------
Performance Comparison

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Balanced Fund SEC chart shown here]

Average Annual Compound Total Return

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/98            1 Year      3 Years     5 Years    10 Years
----------------------            ------      -------     -------    --------
Balanced Fund                      15.97%      16.49%      14.09%      14.05%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price Balanced Fund
--------------------------------------------------------------------------------
For a share outstanding throughout each period
Financial Highlights
                               Year
                              Ended
                           12/31/98   12/31/97  12/31/96  12/31/95  12/31/94
                           --------   --------  --------  --------  --------
NET ASSET VALUE
Beginning of period        $   16.54 $   14.48  $  13.22  $   11.14 $   12.02
------------------------------------------------------------------------------
Investment activities
 Net investment income          0.53      0.53      0.51       0.48      0.43
 Net realized and
 unrealized gain (loss)         2.08      2.18      1.38       2.24     (0.68)
------------------------------------------------------------------------------
 Total from
 investment activities          2.61      2.71      1.89       2.72     (0.25)
------------------------------------------------------------------------------
Distributions
 Net investment income         (0.52)    (0.53)    (0.50)     (0.47)    (0.43)
 Net realized gain             (0.04)    (0.12)    (0.13)     (0.17)    (0.20)
------------------------------------------------------------------------------
 Total distributions           (0.56)    (0.65)    (0.63)     (0.64)    (0.63)
------------------------------------------------------------------------------
NET ASSET VALUE
End of period              $   18.59 $   16.54  $  14.48  $   13.22 $   11.14

Ratios/Supplemental Data
Total return +                 15.97%    18.97%    14.57%    24.88%     (2.05)
------------------------------------------------------------------------------
Ratio of expenses to
average net assets              0.78%     0.81%     0.87%     0.95%      1.00%
------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                      3.04%     3.36%     3.70%     3.87%      3.72%
------------------------------------------------------------------------------
Portfolio turnover rate        12.5%      15.5%     22.3%     12.6%      33.3%
------------------------------------------------------------------------------
Net assets, end of period
(in millions)               $  1,650   $  1,219  $    876  $    608     $  392
------------------------------------------------------------------------------

     + Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Balanced Fund
--------------------------------------------------------------------------------
                                                               December 31, 1998
PORTFOLIO OF INVESTMENTS
                                                  Shares/Par            Value
                                                          In thousands
COMMON STOCKS  59.4%
FINANCIAL  9.8%
Bank and Trust  5.4%
Abbey National (GBP)                                124,000        $  2,651
----------------------------------------------------------------------------
Air Liquide (L) (FRF) *                               7,762           1,423
----------------------------------------------------------------------------
AmSouth                                              12,150             554
----------------------------------------------------------------------------
Australia & New Zealand Banking ADR                  21,500             699
----------------------------------------------------------------------------
Banca Commerciale Italiana (ITL)                    210,000           1,451
----------------------------------------------------------------------------
Banco de Bilbao Vizcaya ADR                         180,000           2,880
----------------------------------------------------------------------------
Banco Frances del Rio de la Plata (Class B) ADR      34,500             716
----------------------------------------------------------------------------
Bank One                                             56,397           2,880
----------------------------------------------------------------------------
BankAmerica *                                       161,637           9,718
----------------------------------------------------------------------------
BankBoston                                           65,300           2,543
----------------------------------------------------------------------------
Bankgesellschaft Berlin (DEM) *                      57,000             930
----------------------------------------------------------------------------
Barclay's (GBP)                                     101,278           2,181
----------------------------------------------------------------------------
Charter One Financial                                21,113             585
----------------------------------------------------------------------------
Chase Manhattan                                     110,080           7,492
----------------------------------------------------------------------------
Citigroup                                           178,023           8,812
----------------------------------------------------------------------------
Compass Bancshares                                    9,300             354
----------------------------------------------------------------------------
Crestar Financial                                     6,400             461
----------------------------------------------------------------------------
Deutsche Bank (DEM) *                                18,700           1,100
----------------------------------------------------------------------------
Development Bank of Singapore (SGD)                  35,200             318
----------------------------------------------------------------------------
Dresdner Bank (DEM) *                                20,200             848
----------------------------------------------------------------------------
First American                                       15,600             692
----------------------------------------------------------------------------
First Security                                       24,975             583
----------------------------------------------------------------------------
First Union                                         101,919           6,198
----------------------------------------------------------------------------

First Virginia Banks                                  8,550             402
----------------------------------------------------------------------------
Firstar                                              18,900           1,762
----------------------------------------------------------------------------
Fleet Financial Group                                 4,400             197
----------------------------------------------------------------------------
Grupo Financiero Bancomer ADR (144a)                 20,000              83
----------------------------------------------------------------------------
HSBC Holdings (GBP)                                 105,745           2,839
----------------------------------------------------------------------------
J. P. Morgan                                         20,000           2,101
----------------------------------------------------------------------------
KBC Bancassurance Holding (BEF) *                    25,000           1,978
----------------------------------------------------------------------------
KeyCorp                                             100,000           3,200
----------------------------------------------------------------------------
Mediobanca (ITL)                                    125,100           1,740
----------------------------------------------------------------------------
Mellon Bank                                          37,500           2,578
----------------------------------------------------------------------------
Mercantile Bancorporation                             6,300   $         291
----------------------------------------------------------------------------
Old Kent Financial                                   13,125             610
----------------------------------------------------------------------------
Overseas Chinese Bank (SGD)                          32,200             218
----------------------------------------------------------------------------
Regions Financial                                    18,200             734
----------------------------------------------------------------------------
Societe Generale (FRF) *                             11,790           1,909
----------------------------------------------------------------------------
SouthTrust                                           14,250             526
----------------------------------------------------------------------------
Svenska Handelsbank (SEK) *                          26,000           1,094
----------------------------------------------------------------------------
U.S. Bancorp                                         46,152           1,638
----------------------------------------------------------------------------
UBS (CHF) *                                          16,089           4,943
----------------------------------------------------------------------------
Washington Federal                                   22,493             605
----------------------------------------------------------------------------
Washington Mutual                                    30,000           1,146
----------------------------------------------------------------------------
Wells Fargo                                          60,000           2,396
----------------------------------------------------------------------------
Westpac Bank (AUD)                                   90,000             602
----------------------------------------------------------------------------
                                                                     89,661
Insurance  2.3%
ACE Limited                                          40,000           1,378
----------------------------------------------------------------------------
American General                                     48,000           3,744
----------------------------------------------------------------------------
American International Group                        121,725          11,762
----------------------------------------------------------------------------
CIGNA                                                 8,700             673
----------------------------------------------------------------------------

Conseco                                              31,213             954
----------------------------------------------------------------------------
Equitable Companies                                   9,400             544
----------------------------------------------------------------------------
Hartford Financial Services Group                     2,800             154
----------------------------------------------------------------------------
Horace Mann Educators                                20,400             581
----------------------------------------------------------------------------
Marsh & McLennan                                      6,900             403
----------------------------------------------------------------------------
MBIA                                                  6,200             406
----------------------------------------------------------------------------
Medical Assurance *                                  21,027             695
----------------------------------------------------------------------------
MGIC Investment                                      23,200             924
----------------------------------------------------------------------------
Old Republic International                           10,575             238
----------------------------------------------------------------------------
Progressive                                           4,200             711
----------------------------------------------------------------------------
St. Paul Companies                                   86,000           2,988
----------------------------------------------------------------------------
Sumitomo Marine & Fire Insurance (JPY) *            175,000           1,108
----------------------------------------------------------------------------
Torchmark                                            78,600           2,776
----------------------------------------------------------------------------
Transamerica                                         17,400           2,010
----------------------------------------------------------------------------
UNUM                                                100,000           5,837
----------------------------------------------------------------------------
                                                                     37,886
Financial Services  2.1%
A.G. Edwards                                         20,212             753
----------------------------------------------------------------------------
AMBAC                                                22,200           1,336
----------------------------------------------------------------------------
American Express                                     42,600   $       4,356
----------------------------------------------------------------------------
Associates First Capital (Class A)                    5,938             252
----------------------------------------------------------------------------
AXA (FRF) *                                          20,600           2,984
----------------------------------------------------------------------------
Countrywide Credit                                  113,925           5,718
----------------------------------------------------------------------------
Fannie Mae                                           78,000           5,772
----------------------------------------------------------------------------
Household International                              72,000           2,853
----------------------------------------------------------------------------
ING Groep (NLG)                                      51,674           3,150
----------------------------------------------------------------------------
Medaphis *                                           14,600              48
----------------------------------------------------------------------------
Metris Companies                                      2,546             128
----------------------------------------------------------------------------
Morgan Stanley Dean Witter                           25,600           1,818

----------------------------------------------------------------------------
Pearson (GBP)                                       150,000           2,983
----------------------------------------------------------------------------
Unidanmark (Class A) (DKK)                           20,000           1,807
----------------------------------------------------------------------------
United Asset Management                              16,000             416
----------------------------------------------------------------------------
Waddell & Reed Financial (Class A)                    4,472             106
----------------------------------------------------------------------------
Waddell & Reed Financial (Class B) *                 19,249             447
----------------------------------------------------------------------------
                                                                     34,927
----------------------------------------------------------------------------
Total Financial                                                     162,474

UTILITIES  5.7%
Telephone Services  4.1%
ALLTEL                                               80,000           4,785
----------------------------------------------------------------------------
Ameritech                                            48,000           3,042
----------------------------------------------------------------------------
AT&T                                                107,500           8,089
----------------------------------------------------------------------------
Bell Atlantic                                        36,200           1,919
----------------------------------------------------------------------------
BellSouth                                           204,000          10,175
----------------------------------------------------------------------------
British Telecommunications ADR                       21,600           3,276
----------------------------------------------------------------------------
Compania de Telecomunicaciones de Chile
        (Class A) ADR                                17,000             352
----------------------------------------------------------------------------
COMSAT                                                4,900             176
----------------------------------------------------------------------------
Frontier                                              8,000             272
----------------------------------------------------------------------------
GTE                                                  53,800           3,497
----------------------------------------------------------------------------
Hong Kong Telecommunications ADR                     37,288             655
----------------------------------------------------------------------------
Nippon Telegraph & Telephone (JPY)                      168           1,296
----------------------------------------------------------------------------
SBC Communications                                  189,340          10,153
----------------------------------------------------------------------------
Sprint                                               50,900           4,282
----------------------------------------------------------------------------
Telebras ADR *                                       20,000           1,454
----------------------------------------------------------------------------
Telecom Corporation of New Zealand (NZD)            520,000           2,257
----------------------------------------------------------------------------
Telecom Italia (ITL) *                              317,220   $       2,710
----------------------------------------------------------------------------
Telecom Italia Mobile (ITL) *                       571,000           4,221
----------------------------------------------------------------------------
Telefonica de Espana ADR *                           12,240           1,657

----------------------------------------------------------------------------
Telefonos de Mexico (Class L) ADR *                  30,000           1,461
----------------------------------------------------------------------------
Telekom Malaysia (MYR) *                                200               1
----------------------------------------------------------------------------
U S West                                             20,546           1,328
----------------------------------------------------------------------------
                                                                     67,058
----------------------------------------------------------------------------
Electric Utilities  1.6%
Duke Energy                                          30,115           1,929
----------------------------------------------------------------------------
Edison International                                104,000           2,899
----------------------------------------------------------------------------
Electrabel (BEF) *                                    3,100           1,361
----------------------------------------------------------------------------
Empresa Nacional de Electricidad Chile ADR           20,000             227
----------------------------------------------------------------------------
Endesa ADR                                           48,800           1,318
----------------------------------------------------------------------------
Entergy                                              53,000           1,650
----------------------------------------------------------------------------
FirstEnergy                                          75,000           2,442
----------------------------------------------------------------------------
FPL Group                                            25,600           1,578
----------------------------------------------------------------------------
GPU                                                  75,000           3,314
----------------------------------------------------------------------------
Hong Kong Electric (HKD)                            200,000             607
----------------------------------------------------------------------------
Niagara Mohawk *                                    102,500           1,653
----------------------------------------------------------------------------
Public Service of New Mexico                         50,000           1,022
----------------------------------------------------------------------------
Texas Utilities                                      39,899           1,863
----------------------------------------------------------------------------
Unicom                                               68,600           2,645
----------------------------------------------------------------------------
Veba (DEM) *                                         29,700           1,776
----------------------------------------------------------------------------
                                                                     26,284
----------------------------------------------------------------------------
Total Utilities                                                      93,342
----------------------------------------------------------------------------


CONSUMER=NONDURABLES==13.6%=================================================

Cosmetics  0.4%
Gillette                                             45,174           2,182
----------------------------------------------------------------------------
International Flavors & Fragrances                   11,700             517
----------------------------------------------------------------------------
Kao (JPY)                                           161,000           3,632
----------------------------------------------------------------------------

Revlon (Class A) *                                    1,800              30
----------------------------------------------------------------------------
                                                                      6,361
----------------------------------------------------------------------------
Beverages  1.4%
Anheuser-Busch                                       64,000           4,200
----------------------------------------------------------------------------
Coca-Cola                                            92,600           6,193
----------------------------------------------------------------------------
Diageo ADR                                           27,043           1,251
----------------------------------------------------------------------------
LVMH (FRF)                                            9,541        $  1,888
----------------------------------------------------------------------------
PepsiCo                                             204,000           8,351
----------------------------------------------------------------------------
Starbucks *                                          24,400           1,366
----------------------------------------------------------------------------
                                                                     23,249
----------------------------------------------------------------------------
Food Processing  2.1%
Agribrands International *                            2,320              70
----------------------------------------------------------------------------
Archer Daniels Midland                               70,741           1,216
----------------------------------------------------------------------------
Bestfoods                                            65,800           3,504
----------------------------------------------------------------------------
Cadbury Schweppes ADR                                31,586           2,187
----------------------------------------------------------------------------
ConAgra                                              53,400           1,682
----------------------------------------------------------------------------
Corn Products International                           8,225             250
----------------------------------------------------------------------------
CSM (NLG) *                                          17,000             981
----------------------------------------------------------------------------
Danisco (DKK) *                                      16,000             867
----------------------------------------------------------------------------
Earthgrains                                           5,120             158
----------------------------------------------------------------------------
Eridania Beghin-Say (FRF)                             8,100           1,401
----------------------------------------------------------------------------
General Mills                                        57,500           4,471
----------------------------------------------------------------------------
Heinz                                                77,000           4,360
----------------------------------------------------------------------------
Hershey Foods                                        30,000           1,866
----------------------------------------------------------------------------
Kellogg                                               6,200             212
----------------------------------------------------------------------------
McCormick                                            10,300             348
----------------------------------------------------------------------------
Nestle (CHF) *                                        1,724           3,752
----------------------------------------------------------------------------
Ralston Purina                                       69,612           2,254
----------------------------------------------------------------------------
Sara Lee                                            165,800           4,673

----------------------------------------------------------------------------
Universal Foods                                      14,200             390
----------------------------------------------------------------------------
Whitman                                               1,100              28
----------------------------------------------------------------------------
                                                                     34,670
----------------------------------------------------------------------------
Hospital Supplies/Hospital Management  1.5%
Abbott Laboratories                                 127,200           6,233
----------------------------------------------------------------------------
Allegiance                                           16,000             746
----------------------------------------------------------------------------
Baxter International                                 50,000           3,216
----------------------------------------------------------------------------
Boston Scientific *                                  40,000           1,072
----------------------------------------------------------------------------
Columbia/HCA Healthcare                              97,900           2,423
----------------------------------------------------------------------------
First Health Group *                                 25,800             426
----------------------------------------------------------------------------
Guidant                                              21,200           2,337
----------------------------------------------------------------------------
Health Management (Class A) *                        81,252           1,757
----------------------------------------------------------------------------
Hillenbrand Industries                               11,600             660
----------------------------------------------------------------------------
Humana *                                             22,400             399
----------------------------------------------------------------------------
Medtronic                                            32,000           2,376
----------------------------------------------------------------------------
Millipore                                               900   $          26
----------------------------------------------------------------------------
Smith & Nephew (GBP)                                210,000             638
----------------------------------------------------------------------------
St. Jude Medical *                                   26,000             720
----------------------------------------------------------------------------
Terumo (JPY)                                         75,000           1,765
----------------------------------------------------------------------------
                                                                     24,794
----------------------------------------------------------------------------
Pharmaceuticals  5.8%
American Home Products                              113,200           6,374
----------------------------------------------------------------------------
Amgen *                                              80,700           8,433
----------------------------------------------------------------------------
Astra (Class B) (SEK) *                              80,000           1,625
----------------------------------------------------------------------------
Bristol-Myers Squibb                                 84,400          11,294
----------------------------------------------------------------------------
Chiron *                                              3,704              97
----------------------------------------------------------------------------
Eli Lilly                                            40,000           3,555
----------------------------------------------------------------------------
Gehe (DEM)                                           13,550             935
----------------------------------------------------------------------------

Glaxo Wellcome ADR                                   32,800           2,280
----------------------------------------------------------------------------
IDEXX Laboratories *                                 11,800             317
----------------------------------------------------------------------------
Johnson & Johnson                                    26,900           2,256
----------------------------------------------------------------------------
Merck                                                87,900          12,982
----------------------------------------------------------------------------
Novartis (CHF) *                                      1,626           3,196
----------------------------------------------------------------------------
Pfizer                                               98,400          12,343
----------------------------------------------------------------------------
Pharmacia & Upjohn                                   80,000           4,530
----------------------------------------------------------------------------
Schering-Plough                                      72,600           4,011
----------------------------------------------------------------------------
SmithKline Beecham ADR                              124,800           8,674
----------------------------------------------------------------------------
Takeda Chemical Industries (JPY)                     84,000           3,232
----------------------------------------------------------------------------
Warner-Lambert                                      129,000           9,699
----------------------------------------------------------------------------
                                                                     95,833
----------------------------------------------------------------------------
Biotechnology  0.0%
Covance *                                             7,500             218
----------------------------------------------------------------------------
                                                                        218
----------------------------------------------------------------------------
Health Care Services  0.3%
Aetna                                                 2,695             212
----------------------------------------------------------------------------
Altana AG (DEM)                                      12,000             871
----------------------------------------------------------------------------
Concentra Managed Care *                             30,000             318
----------------------------------------------------------------------------
IMS Health                                           14,100           1,064
----------------------------------------------------------------------------
Olsten                                                4,118              30
----------------------------------------------------------------------------
United HealthCare                                    70,600           3,040
----------------------------------------------------------------------------
                                                                      5,535
----------------------------------------------------------------------------
Miscellaneous Consumer Products  2.1%
Arctic Cat                                            2,550              26
----------------------------------------------------------------------------
Benetton Group (ITL)                                446,200   $         900
----------------------------------------------------------------------------
Bridgestone (JPY)                                    69,000           1,565
----------------------------------------------------------------------------
Burlington Industries *                              17,700             195
----------------------------------------------------------------------------
Colgate-Palmolive                                    60,200           5,591
----------------------------------------------------------------------------

Fruit of the Loom (Class A) *                         4,300              59
----------------------------------------------------------------------------
Hasbro                                               75,000           2,709
----------------------------------------------------------------------------
Huhtamaki (FIM) *                                    10,000             383
----------------------------------------------------------------------------
Imperial Tobacco Group ADR                           15,750             333
----------------------------------------------------------------------------
Jones Apparel Group *                                67,200           1,483
----------------------------------------------------------------------------
Kuraray (JPY)                                       148,000           1,632
----------------------------------------------------------------------------
Lion Nathan (NZD)                                   175,000             445
----------------------------------------------------------------------------
Liz Claiborne                                         1,700              54
----------------------------------------------------------------------------
Mattel                                               20,000             456
----------------------------------------------------------------------------
NIKE (Class B)                                          900              36
----------------------------------------------------------------------------
Philip Morris                                        10,800             578
----------------------------------------------------------------------------
Philips Electronics ADR                              31,200           2,112
----------------------------------------------------------------------------
PPG Industries                                        2,400             140
----------------------------------------------------------------------------
Procter & Gamble                                     98,800           9,022
----------------------------------------------------------------------------
Service Corp. International                          74,600           2,839
----------------------------------------------------------------------------
Textron                                               2,000             152
----------------------------------------------------------------------------
Tomkins (GBP)                                       100,000             475
----------------------------------------------------------------------------
Tomkins ADR                                          30,000             600
----------------------------------------------------------------------------
Unilever N.V. ADR                                    20,000           1,659
----------------------------------------------------------------------------
UST                                                   2,000              70
----------------------------------------------------------------------------
Yue Yuen Industrial (HKD)                           127,000             241
----------------------------------------------------------------------------
                                                                     33,755
----------------------------------------------------------------------------
Total Consumer Nondurables                                          224,415

CONSUMER SERVICES  7.0%
Restaurants  0.1%
Applebee's                                          10,600             221
----------------------------------------------------------------------------

Dayton Hudson                                      172,200   $       9,342
----------------------------------------------------------------------------
Hussmann                                               550              11
----------------------------------------------------------------------------

J.C. Penney                                         44,000           2,063
----------------------------------------------------------------------------
JUSCO (JPY)                                         67,000           1,354
----------------------------------------------------------------------------
Marui (JPY) *                                       53,000           1,020
----------------------------------------------------------------------------
May Department Stores                               51,400           3,103
----------------------------------------------------------------------------
Pinault Printemps Redoute (FRF)                     10,000           1,910
----------------------------------------------------------------------------
Sears                                               40,000           1,700
----------------------------------------------------------------------------
Tesco (GBP)                                        606,429           1,763
----------------------------------------------------------------------------
TJX                                                176,000           5,104
----------------------------------------------------------------------------
Wal-Mart                                            60,000           4,886
----------------------------------------------------------------------------
Warnaco Group (Class A)                             46,100           1,164
----------------------------------------------------------------------------
                                                                    42,410
----------------------------------------------------------------------------
Specialty Merchandisers  2.1%
Albertson's                                          1,300              83
----------------------------------------------------------------------------
Callaway Golf                                       13,000             133
----------------------------------------------------------------------------
Christian Dior (FRF)                                 7,000             774
----------------------------------------------------------------------------
Circuit City Stores                                 85,900           4,290
----------------------------------------------------------------------------
Federated Department Stores *                        1,800              78
----------------------------------------------------------------------------
Fingerhut Companies                                  8,000             124
----------------------------------------------------------------------------
Gymboree *                                           8,400              53
----------------------------------------------------------------------------
Heilig-Meyers                                        4,500              30
----------------------------------------------------------------------------
Home Depot                                          60,200           3,683
----------------------------------------------------------------------------
Kohl's *                                            37,200           2,285
----------------------------------------------------------------------------
Kroger *                                           100,000           6,050
----------------------------------------------------------------------------
Lowes                                                4,000             205
----------------------------------------------------------------------------
Office Depot *                                      32,000           1,182
----------------------------------------------------------------------------
Omron (JPY)                                         68,000             931
----------------------------------------------------------------------------
Payless Shoesource *                                 8,224             390
----------------------------------------------------------------------------
Petrie Stores Liquidation Trust *                   33,500              70
----------------------------------------------------------------------------

Safeway *                                           25,200           1,536
----------------------------------------------------------------------------
Staples *                                           35,437           1,549
----------------------------------------------------------------------------
The Gap                                            178,200          10,024
----------------------------------------------------------------------------
Toys "R" Us *                                       63,300           1,068
----------------------------------------------------------------------------
                                                                    34,538
Entertainment and Leisure  0.7%
Ascent Entertainment *                               2,395              18
----------------------------------------------------------------------------
Brinker *                                            8,775             253
----------------------------------------------------------------------------
Buffets *                                            2,400   $          29
----------------------------------------------------------------------------
Disney                                             150,417           4,512
----------------------------------------------------------------------------
Hilton                                               2,300              44
----------------------------------------------------------------------------
Hutchison Whampoa (HKD)                            390,000           2,760
----------------------------------------------------------------------------
International Game Technology                        9,000             219
----------------------------------------------------------------------------
McDonald's                                          10,000             766
----------------------------------------------------------------------------
Reader's Digest (Class A)                           35,000             882
----------------------------------------------------------------------------
Sbarro *                                            37,500             982
----------------------------------------------------------------------------
Sharp (JPY)                                         72,000             649
----------------------------------------------------------------------------
US WEST Media *                                     20,000             940
----------------------------------------------------------------------------
Viacom (Class A) *                                   4,500             331
----------------------------------------------------------------------------
                                                                    12,385
----------------------------------------------------------------------------
Media and Communications  1.5%
A. H. Belo (Class A)                                13,600             271
----------------------------------------------------------------------------
A.C. Nielson *                                       4,700             133
----------------------------------------------------------------------------
Asatsu (JPY)                                        54,000           1,290
----------------------------------------------------------------------------
Banta                                               13,500             370
----------------------------------------------------------------------------
CBS                                                 37,193           1,218
----------------------------------------------------------------------------
Comcast (Class A Special)                           40,000           2,349
----------------------------------------------------------------------------
Dun & Bradstreet                                    14,100             445
----------------------------------------------------------------------------
Elsevier (NLG)                                      50,000             700
----------------------------------------------------------------------------

France Telecom ADR                                  45,000           3,552
----------------------------------------------------------------------------
Gannett                                             27,600           1,780
----------------------------------------------------------------------------
Gaylord Entertainment                                3,528             106
----------------------------------------------------------------------------
McGraw-Hill                                         32,200           3,280
----------------------------------------------------------------------------
Metronet Communications *                              500              21
----------------------------------------------------------------------------
Nielsen Media Research                               4,700              85
----------------------------------------------------------------------------
NTL *                                               11,999             677
----------------------------------------------------------------------------
R.H. Donnelley                                       2,820              41
----------------------------------------------------------------------------
Time Warner                                         58,000           3,600
----------------------------------------------------------------------------
Tribune                                             20,000           1,320
----------------------------------------------------------------------------
Vanguard Cellular (Class A) *                       11,850             305
----------------------------------------------------------------------------
Vodafone ADR                                        20,000           3,222
----------------------------------------------------------------------------
                                                                    24,765
----------------------------------------------------------------------------
Total Consumer Services                                            115,186

CONSUMER CYCLICALS  1.9%
Automobiles and Related  0.7%
Autoliv                                             21,653             805
----------------------------------------------------------------------------
Breed Technologies *                                 5,600   $          46
----------------------------------------------------------------------------
Cycle & Carriage (SGD)                              50,000             171
----------------------------------------------------------------------------
Dana                                                 1,300              53
----------------------------------------------------------------------------
Ford Motor                                          11,330             665
----------------------------------------------------------------------------
Gentex *                                            36,400             729
----------------------------------------------------------------------------
Genuine Parts                                       81,975           2,741
----------------------------------------------------------------------------
GM                                                  33,600           2,404
----------------------------------------------------------------------------
Goodyear Tire & Rubber                                 300              15
----------------------------------------------------------------------------
Honda ADR                                           30,100           2,009
----------------------------------------------------------------------------
MIDAS                                                  183               6
----------------------------------------------------------------------------
Pep Boys                                             7,100             111
----------------------------------------------------------------------------
Superior Industries                                  8,000             223

----------------------------------------------------------------------------
TRW                                                 30,000           1,686
----------------------------------------------------------------------------
                                                                    11,664
----------------------------------------------------------------------------
Building and Real Estate  0.3%
Cheung Kong Holdings (HKD)                         283,000           2,036
----------------------------------------------------------------------------
City Developments (SGD) *                           50,000             217
----------------------------------------------------------------------------
DBS Land (SGD) *                                   600,000             883
----------------------------------------------------------------------------
Patriot American Hospitality, REIT                 150,001             900
----------------------------------------------------------------------------
Starwood Hotels & Resorts, REIT                      1,561              35
----------------------------------------------------------------------------
Texas Industries                                     9,400             253
----------------------------------------------------------------------------
USG                                                 14,600             744
----------------------------------------------------------------------------
                                                                     5,068
----------------------------------------------------------------------------
Miscellaneous Consumer Durables  0.9%
Black & Decker                                      36,000           2,018
----------------------------------------------------------------------------
Corning                                             30,000           1,350
----------------------------------------------------------------------------
Eastman Kodak                                       22,600           1,627
----------------------------------------------------------------------------
Harley-Davidson                                      7,600             360
----------------------------------------------------------------------------
Imation *                                            1,800              32
----------------------------------------------------------------------------
Masco                                               99,800           2,869
----------------------------------------------------------------------------
Ricoh (JPY)                                        100,000             922
----------------------------------------------------------------------------
Scotts (Class A) *                                  10,000             384
----------------------------------------------------------------------------
Sony (JPY)                                          16,000           1,165
----------------------------------------------------------------------------
Tandy                                               40,000           1,648
----------------------------------------------------------------------------
Valspar                                             36,200           1,351
----------------------------------------------------------------------------
York International                                   2,600             106
----------------------------------------------------------------------------
                                                                    13,832
----------------------------------------------------------------------------
Total Consumer Cyclicals                                            30,564

TECHNOLOGY  7.2%
Electronic Components  2.2%
Altera *                                            38,000        $  2,311
----------------------------------------------------------------------------

AMP                                                 26,167           1,362
----------------------------------------------------------------------------
Analog Devices *                                   126,800           3,978
----------------------------------------------------------------------------
EMC *                                               49,300           4,190
----------------------------------------------------------------------------
Intel                                              114,000          13,513
----------------------------------------------------------------------------
Linear Technology                                   45,800           4,101
----------------------------------------------------------------------------
Maxim Integrated Products *                         50,000           2,183
----------------------------------------------------------------------------
Micron Technology *                                  9,400             475
----------------------------------------------------------------------------
Molex                                               15,257             581
----------------------------------------------------------------------------
Motorola                                            40,000           2,442
----------------------------------------------------------------------------
Thermo Electron *                                    9,787             166
----------------------------------------------------------------------------
Thermo Instrument Systems *                         10,195             154
----------------------------------------------------------------------------
Vicor *                                             12,000             108
----------------------------------------------------------------------------
Xilinx *                                            12,600             820
----------------------------------------------------------------------------
                                                                    36,384
----------------------------------------------------------------------------
Electronic Systems  0.8%
Applied Materials *                                 40,000           1,709
----------------------------------------------------------------------------
Hewlett-Packard                                     88,300           6,032
----------------------------------------------------------------------------
Honeywell                                           20,000           1,506
----------------------------------------------------------------------------
KLA-Tencor *                                        60,000           2,605
----------------------------------------------------------------------------
Solectron *                                          9,600             892
----------------------------------------------------------------------------
                                                                    12,744
----------------------------------------------------------------------------
Information Processing  1.0%
Adaptec *                                           14,000             245
----------------------------------------------------------------------------
Choicepoint *                                        1,780             115
----------------------------------------------------------------------------
COMPAQ Computer                                    254,000          10,652
----------------------------------------------------------------------------
Dell Computer *                                      4,800             352
----------------------------------------------------------------------------
Hitachi ADR                                         15,200             919
----------------------------------------------------------------------------
IBM                                                 23,400           4,323
----------------------------------------------------------------------------
Komag *                                              1,200              12

----------------------------------------------------------------------------
Storage Technology *                                10,000             356
----------------------------------------------------------------------------
                                                                    16,974
----------------------------------------------------------------------------
Office Automation  0.0%
Pitney Bowes                                         5,200             344
----------------------------------------------------------------------------
Xerox                                                2,300             271
----------------------------------------------------------------------------
                                                                       615
----------------------------------------------------------------------------
Specialized Computer  0.8%
Silicon Graphics *                                  14,700   $         189
----------------------------------------------------------------------------
Sun Microsystems *                                 138,000          11,808
----------------------------------------------------------------------------
Western Digital *                                   20,000             301
----------------------------------------------------------------------------
                                                                    12,298
----------------------------------------------------------------------------
Telecommunications  1.6%
Cox Communications (Class A) *                      50,000           3,456
----------------------------------------------------------------------------
LM Ericsson (Class B) ADR                          108,000           2,582
----------------------------------------------------------------------------
Lucent Technologies                                 96,792          10,647
----------------------------------------------------------------------------
MCI WorldCom *                                      83,758           6,012
----------------------------------------------------------------------------
Northern Telecom                                     4,306             216
----------------------------------------------------------------------------
Novell *                                            45,600             828
----------------------------------------------------------------------------
PictureTel *                                         8,800              58
----------------------------------------------------------------------------
Premisys Communications *                           65,000             591
----------------------------------------------------------------------------
Sprint *                                            25,450             588
----------------------------------------------------------------------------
Tellabs *                                           23,200           1,591
----------------------------------------------------------------------------
                                                                    26,569
----------------------------------------------------------------------------
Aerospace and Defense  0.8%
AlliedSignal                                       122,000           5,406
----------------------------------------------------------------------------
Boeing                                              86,000           2,806
----------------------------------------------------------------------------
Lockheed Martin                                     16,800           1,424
----------------------------------------------------------------------------
Northrop                                            30,000           2,194
----------------------------------------------------------------------------
Raytheon (Class A)                                   2,142             111
----------------------------------------------------------------------------

Raytheon (Class B)                                     500              27
----------------------------------------------------------------------------
Trinity Industries                                     300              11
----------------------------------------------------------------------------
United Technologies                                 14,200           1,544
----------------------------------------------------------------------------
                                                                    13,523
----------------------------------------------------------------------------
Total Technology                                                   119,107

CAPITAL EQUIPMENT  3.3%
Electrical Equipment  2.5%
ABB (CHF) *                                            775             908
----------------------------------------------------------------------------
American Power Conversion *                         10,300             499
----------------------------------------------------------------------------
Canon (JPY)                                         55,000           1,175
----------------------------------------------------------------------------
Emerson Electric                                    56,200           3,400
----------------------------------------------------------------------------
GE                                                 195,500          19,953
----------------------------------------------------------------------------
Hubbell (Class A)                                    8,000             304
----------------------------------------------------------------------------
Hubbell (Class B)                                   80,252   $       3,049
----------------------------------------------------------------------------
Matsushita Electric Works (JPY)                    100,000           1,022
----------------------------------------------------------------------------
Mitsubishi Electric (JPY)                          190,000             597
----------------------------------------------------------------------------
Siemens (DEM) *                                     16,900           1,090
----------------------------------------------------------------------------
Tyco International                                 130,424           9,839
----------------------------------------------------------------------------
                                                                    41,836
----------------------------------------------------------------------------
Machinery  0.8%
Caterpillar                                         50,000           2,300
----------------------------------------------------------------------------
Coltec Industries *                                 29,900             583
----------------------------------------------------------------------------
Cooper Industries                                      600              29
----------------------------------------------------------------------------
Danaher                                             65,600           3,563
----------------------------------------------------------------------------
Deere                                               18,000             596
----------------------------------------------------------------------------
Dover                                                2,400              88
----------------------------------------------------------------------------
FMC *                                               12,000             672
----------------------------------------------------------------------------
Foster Wheeler                                       4,600              61
----------------------------------------------------------------------------
GKN (GBP)                                           90,000           1,196
----------------------------------------------------------------------------

Ingersoll-Rand                                       1,500              70
----------------------------------------------------------------------------
Kennametal                                          11,400             242
----------------------------------------------------------------------------
Man (DEM)                                            3,500           1,029
----------------------------------------------------------------------------
S I G Schweis (CHF)                                  2,080           1,227
----------------------------------------------------------------------------
Stewart & Stevenson                                  6,300              61
----------------------------------------------------------------------------
Teleflex                                            10,000             456
----------------------------------------------------------------------------
Valmet (FIM)                                        32,000             429
----------------------------------------------------------------------------
                                                                    12,602
----------------------------------------------------------------------------
Total Capital Equipment                                             54,438

BUSINESS SERVICES AND TRANSPORTATION 3.9%
Computer Service and Software  2.3%
Ascend Communications *                             50,700           3,335
----------------------------------------------------------------------------
BMC Software *                                      80,000           3,568
----------------------------------------------------------------------------
CBT Group ADR *                                     29,400             439
----------------------------------------------------------------------------
Computer Associates                                112,587           4,799
----------------------------------------------------------------------------
CustomTracks *                                       3,625              39
----------------------------------------------------------------------------
Electronic Arts *                                    7,500             420
----------------------------------------------------------------------------
Electronic Data Systems                             44,223           2,222
----------------------------------------------------------------------------
First Data                                          80,000           2,535
----------------------------------------------------------------------------
General Instrument *                                 1,400              48
----------------------------------------------------------------------------
HBO                                                 52,800          $1,516
----------------------------------------------------------------------------
Intuit *                                            50,000           3,625
----------------------------------------------------------------------------
Micro Warehouse *                                    5,600             189
----------------------------------------------------------------------------
NCR *                                                6,718             280
----------------------------------------------------------------------------
Oracle *                                           142,000           6,128
----------------------------------------------------------------------------
Parametric Technology *                            262,000           4,257
----------------------------------------------------------------------------
SunGard Data Systems *                              26,400           1,048
----------------------------------------------------------------------------
Sybase *                                             7,000              52
----------------------------------------------------------------------------
Synopsys *                                          45,600           2,471

----------------------------------------------------------------------------
                                                                    36,971
----------------------------------------------------------------------------
Distribution Services  0.0%
Cardinal Health                                      7,979             605
----------------------------------------------------------------------------
                                                                       605
----------------------------------------------------------------------------
Environmental  0.1%
Allied Waste Industries *                           63,000           1,488
----------------------------------------------------------------------------
                                                                     1,488
----------------------------------------------------------------------------
Transportation Services  0.1%
Landstar Systems *                                  40,000           1,670
----------------------------------------------------------------------------
Mitsubishi Heavy Industries (JPY)                  159,000             619
----------------------------------------------------------------------------
                                                                     2,289
----------------------------------------------------------------------------
Miscellaneous Business Services  0.7%
British Airport Authorities (GBP)                  108,371           1,273
----------------------------------------------------------------------------
Browning-Ferris                                     25,000             711
----------------------------------------------------------------------------
Cendant *                                           79,010           1,506
----------------------------------------------------------------------------
Cintas                                               7,200             507
----------------------------------------------------------------------------
Equifax                                             17,800             609
----------------------------------------------------------------------------
General Semiconductor *                                350               3
----------------------------------------------------------------------------
GTECH *                                              4,500             115
----------------------------------------------------------------------------
H&R Block                                           30,900           1,391
----------------------------------------------------------------------------
Manpower                                            12,200             307
----------------------------------------------------------------------------
Merrill                                             10,000             193
----------------------------------------------------------------------------
Omnicom                                             26,800           1,554
----------------------------------------------------------------------------
Paychex                                             42,018           2,163
----------------------------------------------------------------------------
Waste Management                                    28,395           1,324
----------------------------------------------------------------------------
                                                                    11,656
----------------------------------------------------------------------------
Airlines  0.3%
AMR *                                               40,000           2,375
----------------------------------------------------------------------------
ASA Holdings                                         4,200             128
----------------------------------------------------------------------------
KLM (NLG)                                           23,000   $         695

----------------------------------------------------------------------------
Mesa Air Group *                                    17,300             135
----------------------------------------------------------------------------
Northwest Airlines *                                   300               8
----------------------------------------------------------------------------
Singapore Airlines (SGD)                            40,000             293
----------------------------------------------------------------------------
UAL *                                               30,000           1,791
----------------------------------------------------------------------------
                                                                     5,425
----------------------------------------------------------------------------
Railroads  0.4%
Burlington Northern Santa Fe                        75,300           2,541
----------------------------------------------------------------------------
Canadian National Railway                              163               8
----------------------------------------------------------------------------
CSX                                                 22,500             934
----------------------------------------------------------------------------
Norfolk Southern                                    63,200           2,003
----------------------------------------------------------------------------
Union Pacific                                       14,000             631
----------------------------------------------------------------------------
Wisconsin Central Transport *                       20,400             349
----------------------------------------------------------------------------
                                                                     6,466
----------------------------------------------------------------------------
Total Business Services and Transportation                          64,900

ENERGY  4.0%
Energy Services  0.7%
Baker Hughes                                           800              14
----------------------------------------------------------------------------
BJ Services *                                      188,200           2,941
----------------------------------------------------------------------------
El Paso Energy                                      18,766             653
----------------------------------------------------------------------------
Elf Aquitaine (FRF) *                                9,000           1,040
----------------------------------------------------------------------------
Halliburton                                         52,742           1,562
----------------------------------------------------------------------------
Helmerich & Payne                                   40,000             775
----------------------------------------------------------------------------
Imperial Oil                                         3,900              63
----------------------------------------------------------------------------
Johnson Electric (HKD)                             247,200             633
----------------------------------------------------------------------------
Schlumberger                                        60,200           2,777
----------------------------------------------------------------------------
Smith International *                               18,300             461
----------------------------------------------------------------------------
TOTAL ADR                                           18,000             896
----------------------------------------------------------------------------
Witco                                                5,400              86
----------------------------------------------------------------------------
                                                                    11,901

----------------------------------------------------------------------------
Exploration and Production  0.1%
Anadarko Petroleum                                   3,600             111
----------------------------------------------------------------------------
EEX *                                                7,147              50
----------------------------------------------------------------------------
Enron Oil & Gas                                      6,600             114
----------------------------------------------------------------------------
Santos (AUD)                                       200,000             537
----------------------------------------------------------------------------
Ultramar Diamond Shamrock                            9,100             221
----------------------------------------------------------------------------
Union Pacific Resources                             11,857   $         107
----------------------------------------------------------------------------
                                                                     1,140
----------------------------------------------------------------------------
Gas & Gas Transmission  0.3%
Consolidated Natural Gas                             1,200              65
----------------------------------------------------------------------------
Enron                                               50,000           2,853
----------------------------------------------------------------------------
MCN                                                  8,800             168
----------------------------------------------------------------------------
Questar                                             14,800             286
----------------------------------------------------------------------------
Sonat                                               29,000             785
----------------------------------------------------------------------------
Tenneco                                                200               7
----------------------------------------------------------------------------
                                                                     4,164
----------------------------------------------------------------------------
Integrated Petroleum - Domestic  1.2%
Amerada Hess                                        37,700           1,876
----------------------------------------------------------------------------
Atlantic Richfield                                  64,600           4,215
----------------------------------------------------------------------------
British Petroleum ADR                               78,600           7,467
----------------------------------------------------------------------------
Kerr-McGee                                             600              23
----------------------------------------------------------------------------
Phillips Petroleum                                  48,300           2,059
----------------------------------------------------------------------------
Santa Fe Energy Resources *                         13,900             103
----------------------------------------------------------------------------
Unocal                                               4,400             128
----------------------------------------------------------------------------
USX-Marathon                                       140,000           4,217
----------------------------------------------------------------------------
                                                                    20,088
----------------------------------------------------------------------------
Integrated Petroleum - International  1.7%
Amoco                                                  800              47
----------------------------------------------------------------------------
Chevron                                             41,400           3,434
----------------------------------------------------------------------------

ENI S.P.A. ADR                                      26,600           1,802
----------------------------------------------------------------------------
Exxon                                              101,200           7,400
----------------------------------------------------------------------------
Mobil                                               78,600           6,848
----------------------------------------------------------------------------
Repsol ADR                                          24,000           1,311
----------------------------------------------------------------------------
Royal Dutch Petroleum ADR                           40,000           1,915
----------------------------------------------------------------------------
Shell Transport & Trading ADR                       36,300           1,350
----------------------------------------------------------------------------
Texaco                                              80,727           4,268
----------------------------------------------------------------------------
                                                                    28,375
----------------------------------------------------------------------------
Total Energy                                                        65,668

PROCESS INDUSTRIES  2.3%
Diversified Chemicals  0.7%
Dow Chemical                                        30,000           2,728
----------------------------------------------------------------------------
DuPont                                              77,800           4,128
----------------------------------------------------------------------------
Eastman Chemical                                     3,675             165
----------------------------------------------------------------------------
Hercules                                             1,800   $          49
----------------------------------------------------------------------------
Monsanto                                            92,300           4,384
----------------------------------------------------------------------------
                                                                    11,454
----------------------------------------------------------------------------
Specialty Chemicals  0.9%
3M                                                  18,600           1,323
----------------------------------------------------------------------------
A. Schulman                                         26,325             595
----------------------------------------------------------------------------
Akzo Nobel (NLG)                                    28,000           1,275
----------------------------------------------------------------------------
Avery Dennison                                       1,800              81
----------------------------------------------------------------------------
BASF AG (DEM)                                       36,200           1,381
----------------------------------------------------------------------------
Bayer (DEM) *                                       34,600           1,444
----------------------------------------------------------------------------
Crompton & Knowles                                   3,500              72
----------------------------------------------------------------------------
Great Lakes Chemical                                25,000           1,000
----------------------------------------------------------------------------
Lyondell Petrochemical                               7,100             128
----------------------------------------------------------------------------
McWhorter Technologies *                             1,500              34
----------------------------------------------------------------------------
Morton International                                63,500           1,556
----------------------------------------------------------------------------

Octel *                                              6,250              87
----------------------------------------------------------------------------
Pall                                                 8,533             216
----------------------------------------------------------------------------
Raychem                                              1,800              58
----------------------------------------------------------------------------
Rohm & Haas                                         84,000           2,530
----------------------------------------------------------------------------
Solutia                                             18,460             413
----------------------------------------------------------------------------
Sumitomo Chemicals (JPY) *                         175,000             681
----------------------------------------------------------------------------
Technip (FRF) *                                     15,000           1,411
----------------------------------------------------------------------------
                                                                    14,285
----------------------------------------------------------------------------
Paper and Paper Products  0.3%
Dai Nippon Printing (JPY)                           67,000           1,068
----------------------------------------------------------------------------
Kimberly-Clark                                      34,400           1,875
----------------------------------------------------------------------------
Kimberly-Clark de Mexico (Class A) (MXN)           265,000             843
----------------------------------------------------------------------------
Mead                                                30,000             879
----------------------------------------------------------------------------
Schweitzer-Mauduit                                   1,000              15
----------------------------------------------------------------------------
Sonoco Products                                     13,975             414
----------------------------------------------------------------------------
Willamette Industries                               24,000             804
----------------------------------------------------------------------------
                                                                     5,898
----------------------------------------------------------------------------
Forest Products  0.3%
Georgia Pac Timber                                  19,000             453
----------------------------------------------------------------------------
Georgia-Pacific                                     19,000           1,113
----------------------------------------------------------------------------
International Paper                                 46,000           2,061
----------------------------------------------------------------------------
Pope & Talbot                                        8,200              69
----------------------------------------------------------------------------
Weyerhaeuser                                        12,700             645
----------------------------------------------------------------------------
                                                                     4,341
----------------------------------------------------------------------------
Building & Construction  0.1%
Blue Circle Industries (GBP)                       136,612   $         715
----------------------------------------------------------------------------
Del Webb                                               100               3
----------------------------------------------------------------------------
Hanson ADR                                           7,875             307
----------------------------------------------------------------------------
Holderbank Financiere Glarus (CHF) *                 1,210           1,432
----------------------------------------------------------------------------
                                                                     2,457
----------------------------------------------------------------------------
Total Process Industries                                            38,435

BASIC MATERIALS  0.6%
Metals  0.5%
Alcoa                                               30,000           2,237
----------------------------------------------------------------------------
Anglo American Platinum (ZAR)                       85,000           1,165
----------------------------------------------------------------------------
Carpenter Technology                                 5,400             183
----------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold (Class A)             9,600              93
----------------------------------------------------------------------------
Inco                                               200,000           2,113
----------------------------------------------------------------------------
Reynolds Metals                                     38,000           2,002
----------------------------------------------------------------------------
                                                                     7,793
----------------------------------------------------------------------------
Mining  0.1%
Lonrho Africa (GBP)                                 44,911              40
----------------------------------------------------------------------------
Rio Tinto (AUD)                                     40,000             474
----------------------------------------------------------------------------
TVX Gold *                                         200,000             363
----------------------------------------------------------------------------
                                                                       877
----------------------------------------------------------------------------
Miscellaneous Materials  0.0%
Crown Cork & Seal                                    1,400              43
----------------------------------------------------------------------------
Malayan Cement (MYR) *                             187,200              58
----------------------------------------------------------------------------
Owens-Illinois *                                    15,300             469
----------------------------------------------------------------------------
Williams Companies                                   5,661             176
----------------------------------------------------------------------------
                                                                       746
----------------------------------------------------------------------------
Total Basic Materials                                                9,416

MISCELLANEOUS  0.0%
Conglomerates  0.0%
Berkshire Hathaway *                                   136             319
----------------------------------------------------------------------------
Orkla (Class A) (NOK)                               30,000             448
----------------------------------------------------------------------------
                                                                       767
----------------------------------------------------------------------------
Other Miscellaneous  0.0%
Halter Marine Group *                                  156               1
----------------------------------------------------------------------------
                                                                         1
----------------------------------------------------------------------------
Total Miscellaneous                                                    768

FOREIGN  0.1%

Europe  0.0%
AXA Colonia Konzern (DEM) *                          6,000   $         680
----------------------------------------------------------------------------
                                                                       680
----------------------------------------------------------------------------
Other Foreign  0.1%
Bobst (CHF) *                                          740             916
----------------------------------------------------------------------------
                                                                       916
----------------------------------------------------------------------------
Total Foreign                                                        1,596
----------------------------------------------------------------------------

============================================================================
Total Common Stocks (Cost  $520,233)                               980,309

PREFERRED STOCKS  0.1%
CSC Holdings *                                      10,323           1,156

Total Preferred Stocks (Cost  $1,134)                                1,156

CONVERTIBLE PREFERRED STOCKS  0.6%
Aetna (Class C), 6.25%                                 898              68
----------------------------------------------------------------------------
Prologis Trust (Series B), 7.00%                   225,000           5,935
----------------------------------------------------------------------------
Reckson Associates Realty (Series A), 7.625%       200,000           4,200

Total Convertible Preferred Stocks (Cost  $10,116)                  10,203

CORPORATE BONDS  16.3%
Abbey National First Capital, Sub. Notes,
     8.20%, 10/15/04                                1,205,000           1,347
------------------------------------------------------------------------------
Adelphia Communications, Sr. Notes, 9.875%, 3/1/07  1,000,000           1,107
------------------------------------------------------------------------------
African Development Bank, Sub. Notes,
     7.75%, 12/15/01                                1,000,000           1,062
------------------------------------------------------------------------------
Agricultural Minerals, Sr. Notes, 10.75%, 9/30/03   1,000,000           1,005
------------------------------------------------------------------------------
Airplane Pass Thru, 8.15%, 3/15/19                  1,917,076           2,050
------------------------------------------------------------------------------
Alabama Power, 1st Mtg. Notes, 7.00%, 1/1/03          725,000             737
------------------------------------------------------------------------------
Alliance Imaging, Sr. Sub. Notes, 9.625%, 12/15/05    950,000             941
------------------------------------------------------------------------------
Allied Holdings, Gtd. Sr. Sub. Notes,
          8.625%, 10/1/07                           1,000,000           1,015
------------------------------------------------------------------------------
AMERCO, Sr. Notes, 7.85%, 5/15/03                   1,000,000           1,030
------------------------------------------------------------------------------
American Builders & Contractors Supply,
     Sr. Sub. Notes
        10.625%, 5/15/07                            1,000,000             930

------------------------------------------------------------------------------
American Business Information, Sr. Sub. Notes
        (144a), 9.50%, 6/15/08                        300,000             240
------------------------------------------------------------------------------
American Portable Telecom, Gtd. Notes
        (144a), Zero Coupon, 11/1/06                3,615,000   $       2,184
------------------------------------------------------------------------------
American Safety Razor, Sr. Notes, 9.875%, 8/1/05    1,000,000           1,000
------------------------------------------------------------------------------
Ameriserve Food Distribution, Gtd. Sr. Sub. Notes
        8.875%, 10/15/06                            1,000,000             925
------------------------------------------------------------------------------
Ameritech Capital Funding, 6.15%, 1/15/08           2,000,000           2,107
------------------------------------------------------------------------------
Anchor Advanced, Sr. Notes, 11.75%, 4/1/04          1,000,000           1,090
------------------------------------------------------------------------------
Anheuser-Busch, 6.90%, 10/1/02                      2,000,000           2,025
------------------------------------------------------------------------------
APCOA, Sr. Sub. Notes, 9.25%, 3/15/08               1,000,000             920
------------------------------------------------------------------------------
Applied Extrusion Technology, Sr. Notes,
     11.50%, 4/1/02                                 1,000,000           1,035
------------------------------------------------------------------------------
Archibald Candy, Sr. Secured Notes,
     10.25%, 7/1/04                                   150,000             152
------------------------------------------------------------------------------
Associated Materials, Sr. Sub. Notes,
     9.25%, 3/1/08                                  1,250,000           1,275
------------------------------------------------------------------------------
Associates, Sr. Notes, 7.50%, 4/15/02               1,300,000           1,378
------------------------------------------------------------------------------
Atlantic Richfield, Deb. Notes, 8.75%, 3/1/32       1,570,000           2,056
------------------------------------------------------------------------------
Aurora Foods, Sr. Sub. Notes, 9.875%, 2/15/07         750,000             818
------------------------------------------------------------------------------
B&G Foods, Sr. Sub. Notes, 9.625%, 8/1/07             500,000             488
------------------------------------------------------------------------------
Ball, Sr. Notes, (144a), 7.75%, 8/1/06                500,000             523
------------------------------------------------------------------------------
Ballys Health & Tennis, Sr. Sub. Notes,
     9.875%, 10/15/07                                 750,000             735
------------------------------------------------------------------------------
Banesto Delaware, Sub. Notes, 8.25%, 7/28/02        2,000,000           2,100
------------------------------------------------------------------------------
Bank United, Trust Pfd. Securities,
     10.25%, 12/31/26                               1,000,000           1,000
------------------------------------------------------------------------------
BankAmerica, Sub. Notes, 6.625%, 8/1/07             3,000,000           3,169
------------------------------------------------------------------------------
Baxter International, 7.125%, 2/1/07                1,500,000           1,625
------------------------------------------------------------------------------
BB&T, 6.375%, 6/30/05                               3,000,000           3,087
------------------------------------------------------------------------------
BCH Cayman Islands, Sub. Notes, 7.50%, 6/15/05      1,000,000           1,069
------------------------------------------------------------------------------

BHP Finance, Gtd. Notes, 6.69%, 3/1/06              2,000,000           2,038
------------------------------------------------------------------------------
Boeing, 8.75%, 8/15/21                              2,000,000           2,546
------------------------------------------------------------------------------
Burlington Northern, PTC, 7.33%, 6/23/10              895,734             974
------------------------------------------------------------------------------
Burlington Northern Santa Fe, 7.00%, 12/15/25       2,000,000           2,129
------------------------------------------------------------------------------
BWAY, Sr. Sub. Notes, 10.25%, 4/15/07               1,050,000           1,102
------------------------------------------------------------------------------
Casino America, Sr. Notes, 12.50%, 8/1/03             500,000             551
------------------------------------------------------------------------------
Century Telephone Enterprises, Sr. Notes,
      8.25%, 5/1/24                                   500,000             560
------------------------------------------------------------------------------
Chancellor Media, Sr. Sub. Notes
        8.125%, 12/15/07                            1,000,000             993
------------------------------------------------------------------------------
Chattem, Sr. Sub. Notes, 12.75%, 6/15/04            1,000,000           1,125
------------------------------------------------------------------------------
Chemical Master Credit Card Trust I
        5.55%, 9/15/03                                100,000             100
------------------------------------------------------------------------------
        6.23%, 4/15/05                                110,000             114
------------------------------------------------------------------------------
Chrysler Financial, 5.875%, 2/7/01                  2,000,000           2,022
------------------------------------------------------------------------------
Cinemark USA, Sr. Sub. Notes, 9.625%, 8/1/08        1,000,000           1,045
------------------------------------------------------------------------------
Citibank Credit Card Master Trust 1,
     Zero Coupon, 2/7/03                              170,000   $         153
------------------------------------------------------------------------------
Citicorp Mortgage, 6.00%, 3/25/22                      39,835              40
------------------------------------------------------------------------------
Citizens Utilities, Deb. Notes, 7.00%, 11/1/25      1,500,000           1,637
------------------------------------------------------------------------------
Coach USA, Gtd. Sr. Sub. Notes, 9.375%, 7/1/07        750,000             773
------------------------------------------------------------------------------
Coinmach, Sr. Sub. Notes, 11.75%, 11/15/05            500,000             551
------------------------------------------------------------------------------
Colt Telecom, Sr. Disc. Notes
        STEP, 0%, 12/15/06                          1,250,000           1,038
------------------------------------------------------------------------------
Coltec Industries, Sr. Notes, 7.50%, 4/15/08          850,000             896
------------------------------------------------------------------------------
Comcast Cable Communications
        8.125%, 5/1/04                              1,500,000           1,655
------------------------------------------------------------------------------
        8.375%, 5/1/07                              1,500,000           1,735
------------------------------------------------------------------------------
Communications & Power Industries, Sr. Sub. Notes
        12.00%, 8/1/05                              1,000,000           1,038
------------------------------------------------------------------------------
Consumers Energy, 1st Mtg., 7.375%, 9/15/23         3,500,000           3,636
------------------------------------------------------------------------------

Container Corp of America, Sr. Notes,
     9.75%, 4/1/03                                  1,000,000           1,025
------------------------------------------------------------------------------
Continental Airlines, PTC, 7.206%, 6/30/04            477,929             486
------------------------------------------------------------------------------
Corestates Home Equity Loan
        5.10%, 3/15/09                                180,848             180
------------------------------------------------------------------------------
        6.65%, 5/15/09                                180,091             181
------------------------------------------------------------------------------
Corporacion Andina De Fomento, 6.75%, 3/15/05       2,500,000           2,369
------------------------------------------------------------------------------
Countrywide Funding, MTN, 6.875%, 9/15/05             860,000             881
------------------------------------------------------------------------------
Courtyard by Marriott II, Sr. Secured Notes
        10.75%, 2/1/08                              1,000,000           1,030
------------------------------------------------------------------------------
Cox Communications, Deb. Notes, 6.375%, 6/15/00     1,500,000           1,518
------------------------------------------------------------------------------
Credit Suisse First Boston Mortgage,
     6.59%, 6/17/08                                 2,000,000           2,065
------------------------------------------------------------------------------
CSC Holdings, Sr. Notes, 7.875%, 12/15/07             600,000             630
------------------------------------------------------------------------------
CSX, Deb. Notes, 7.45%, 5/1/07                      1,000,000           1,090
------------------------------------------------------------------------------
Delta Airlines, Deb. Notes, 8.95%, 1/12/12          1,504,271           1,714
------------------------------------------------------------------------------
Delta Mills, Sr. Notes, (144a), 9.625%, 9/1/07      1,000,000             968
------------------------------------------------------------------------------
Deutsche Financial Capital, 6.75%, 9/15/27          1,998,407           2,013
------------------------------------------------------------------------------
Dillards, 7.13%, 8/1/18                             4,000,000           4,081
------------------------------------------------------------------------------
Doane Products, Sr. Sub. Notes, (144a),
     9.75%, 5/15/07                                 1,732,000           1,784
------------------------------------------------------------------------------
Duke Energy, 1st Ref. Mtg.
        6.75%, 8/1/25                               1,000,000           1,059
------------------------------------------------------------------------------
        7.50%, 8/1/25                               1,000,000           1,093
------------------------------------------------------------------------------
Dyersburg, Sr. Sub. Notes, 9.75%, 9/1/07              500,000             448
------------------------------------------------------------------------------
Dyncorp, Sr. Sub. Notes, 9.50%, 3/1/07                900,000             891
------------------------------------------------------------------------------
Embotelladora Andina, 7.625%, 10/1/27               2,000,000           1,455
------------------------------------------------------------------------------
Energy Corporation of America, Sr. Sub. Notes
        9.50%, 5/15/07                              1,000,000             925
------------------------------------------------------------------------------
Equitable Resources, Deb. Notes, 7.75%, 7/15/26     2,000,000   $       2,224
------------------------------------------------------------------------------
Exxon Capital, Gtd. Notes, 6.50%, 7/15/99             500,000             503
------------------------------------------------------------------------------

Eye Care Centers of America, (144a),
     9.125%, 5/1/08                                 1,000,000             930
------------------------------------------------------------------------------
Fairchild Semiconductor, Sr. Sub. Notes
        10.125%, 3/15/07                              225,000             223
------------------------------------------------------------------------------
Fairfax Financial Holdings
        7.75%, 12/15/03                               800,000             832
------------------------------------------------------------------------------
        8.30%, 4/15/26                              2,500,000           2,571
------------------------------------------------------------------------------
Falcon Holding Group, Sr. Disc. Notes
        STEP, 0%, 4/15/10                             675,000             459
------------------------------------------------------------------------------
Federal Express, MTN, 9.95%, 8/15/06                  500,000             626
------------------------------------------------------------------------------
Federal-Mogul, Sr. Notes, 7.75%, 7/1/06               700,000             710
------------------------------------------------------------------------------
First Federal Financial, 11.75%, 10/1/04              750,000             773
------------------------------------------------------------------------------
Fleet Financial Group, Sub. Notes
        7.625%, 12/1/99                             1,100,000           1,121
------------------------------------------------------------------------------
        8.625%, 1/15/07                               800,000             943
------------------------------------------------------------------------------
Fletcher Challenge, 9.00%, 9/15/99                    270,000             276
------------------------------------------------------------------------------
Flores & Rucks, Sr. Sub. Notes, 9.75%, 10/1/06        275,000             281
------------------------------------------------------------------------------
Food Lion, 8.05%, 4/15/27                           1,900,000           2,199
------------------------------------------------------------------------------
Ford Motor, Deb. Notes, 7.50%, 8/1/26               2,500,000           2,840
------------------------------------------------------------------------------
Ford Motor Credit, 8.20%, 2/15/02                     170,000             183
------------------------------------------------------------------------------
Freeport McMoRan Resources, Sr. Notes,
     7.00%, 2/15/08                                   900,000             920
------------------------------------------------------------------------------
Fresenius Med Care Capital Trust II,
     7.875%, 2/1/08                                 1,000,000           1,005
------------------------------------------------------------------------------
Frontiervision
        Sr. Disc. Notes, STEP, 0%, 9/15/07            250,000             209
------------------------------------------------------------------------------
        Sr. Notes, 11.00%, 10/15/06                 1,000,000           1,110
------------------------------------------------------------------------------
Fundy Cable, Sr. Secured 2nd Priority Notes
        11.00%, 11/15/05                              125,000             133
------------------------------------------------------------------------------
Furon, Sr. Sub. Notes, 8.125%, 3/1/08                 600,000             594
------------------------------------------------------------------------------
General Motors, Deb. Notes, 9.625%, 12/1/00           140,000             150
------------------------------------------------------------------------------
General Motors Acceptance, MTN, 6.75%, 6/17/02         80,000              83
------------------------------------------------------------------------------

Genesis Health Ventures, Sr. Sub. Notes,
     9.25%, 10/1/06                                   300,000             282
------------------------------------------------------------------------------
Glenoit, Sr. Sub. Notes, (144a), 11.00%, 4/15/07      100,000              93
------------------------------------------------------------------------------
Grand Casinos, Sr. Sub. Notes, 9.00%, 10/15/04      1,000,000           1,120
------------------------------------------------------------------------------
Green Tree Financial, 5.75%, 10/15/18                  84,356              85
------------------------------------------------------------------------------
Grove Worldwide, 9.25%, 5/1/08                        500,000             455
------------------------------------------------------------------------------
GTE Florida, Deb. Notes, 7.41%, 12/15/23            1,000,000           1,053
------------------------------------------------------------------------------
Harcourt General, 6.70%, 8/1/07                     1,000,000   $         999
------------------------------------------------------------------------------
Hawk, Sr. Notes, 10.25%, 12/1/03                      750,000             788
------------------------------------------------------------------------------
HCC Industries, Sr. Sub. Notes, 10.75%, 5/15/07     1,000,000             960
------------------------------------------------------------------------------
Herff Jones, Sr. Sub. Notes, 11.00%, 8/15/05        1,125,000           1,221
------------------------------------------------------------------------------
HMH Properties, Sr. Notes, 7.875%, 8/1/08             750,000             728
------------------------------------------------------------------------------
Holmes Products, Gtd. Notes, 9.875%, 11/15/07         750,000             705
------------------------------------------------------------------------------
Host Marriott Travel, Sr. Notes, 9.50%, 5/15/05     1,000,000           1,040
------------------------------------------------------------------------------
Houston Lighting & Power, 7.50%, 7/1/23             3,000,000           3,107
------------------------------------------------------------------------------
Hudson Respiratory Care, Sr. Sub. Notes,
     9.125%, 4/15/08                                  400,000             324
------------------------------------------------------------------------------
IBM, 6.45%, 8/1/07                                  1,000,000           1,074
------------------------------------------------------------------------------
ICG Services, Sr. Disc. Notes
        STEP, 0%, 9/15/05                           1,000,000             817
------------------------------------------------------------------------------
Imax Corp, 7.875%, 12/1/05                            500,000             501
------------------------------------------------------------------------------
Intermedia Communications, Sr. Notes,
     8.50%, 1/15/08                                   500,000             478
------------------------------------------------------------------------------
International Bank For Reconstruction & Development
        7.625%, 1/19/23                             1,800,000           2,212
------------------------------------------------------------------------------
International Home Foods, Gtd. Sr. Sub. Notes
        10.375%, 11/1/06                            1,000,000           1,082
------------------------------------------------------------------------------
International Shipholding, Sr. Notes,
     7.75%, 10/15/07                                  750,000             720
------------------------------------------------------------------------------
International Wire, Sr. Sub. Notes, 11.75%, 6/1/05  1,000,000           1,052
------------------------------------------------------------------------------
Intertek Finance, Sr. Sub. Notes, 10.25%, 11/1/06   1,000,000             930
------------------------------------------------------------------------------

Iron Mountain, Sr. Sub. Notes, 8.75%, 9/30/09         500,000             515
------------------------------------------------------------------------------
ISG Resources, Sr. Sub. Notes, 10.00%, 4/15/08      1,000,000             990
------------------------------------------------------------------------------
ISP Holdings, Sr. Notes, 9.75%, 2/15/02             1,000,000           1,062
------------------------------------------------------------------------------
Jefferson Pilot Capital Trust, (144a),
     8.14%, 1/15/46                                 1,500,000           1,556
------------------------------------------------------------------------------
Jitney-Jungle Stores, Sr. Sub. Notes
        10.375%, 9/15/07                              325,000             330
------------------------------------------------------------------------------
        12.00%, 3/1/06                                700,000             780
------------------------------------------------------------------------------
Keebler, Sr. Sub. Notes, 10.75%, 7/1/06             1,000,000           1,130
------------------------------------------------------------------------------
Kelley Oil & Gas, Sr. Sub. Notes,
     10.375%, 10/15/06                                400,000             296
------------------------------------------------------------------------------
KFW International Finance, MTN, 9.14%, 6/4/01         250,000             272
------------------------------------------------------------------------------
Kimberly-Clark, Deb. Notes, 6.375%, 1/1/28          5,000,000           5,193
------------------------------------------------------------------------------
Kinetic Concepts, Sr. Sub. Notes, 9.625%, 11/1/07     300,000             285
------------------------------------------------------------------------------
Koppers Industry, Sr. Sub. Notes, 9.875%, 12/1/07   1,050,000           1,029
------------------------------------------------------------------------------
L 3 Communications, Sr. Sub. Notes,
     10.375%, 5/1/07                                  725,000             798
------------------------------------------------------------------------------
Lehman Brothers, Sr. Sub. Notes, 6.625%, 2/15/08    1,500,000           1,501
------------------------------------------------------------------------------
Lehman Brothers Holdings, 8.875%, 3/1/02            1,500,000           1,599
------------------------------------------------------------------------------
Liberty National Bank & Trust, Sub. Notes,
     6.75%, 6/1/03                                    500,000   $         523
------------------------------------------------------------------------------
Loral, Sr. Notes, 7.625%, 6/15/04                   1,500,000           1,622
------------------------------------------------------------------------------
Mail Well I, 8.75%, 12/15/08                        1,000,000           1,000
------------------------------------------------------------------------------
Marcus Cable, Sr. Disc. Notes
        STEP, 0%, 8/1/04                            1,250,000           1,253
------------------------------------------------------------------------------
        STEP, 0%, 12/15/05                            775,000             744
------------------------------------------------------------------------------
Mastec, Sr. Sub. Notes, 7.75%, 2/1/08               1,000,000             965
------------------------------------------------------------------------------
McDonnell Douglas, 8.25%, 7/1/00                      500,000             520
------------------------------------------------------------------------------
Metromedia Fiber, Sr. Notes, (144a)
      10.00%, 11/15/08                                400,000             411
------------------------------------------------------------------------------
Metronet Communications, Sr. Disc. Notes
        STEP, 0%, 11/1/07                             500,000             325
------------------------------------------------------------------------------
        Sr. Notes, 12.00%, 8/15/07                    500,000             544

------------------------------------------------------------------------------
Microcell Telecommunications, Sr. Disc. Notes
        STEP, 0%, 6/1/06                              500,000             370
------------------------------------------------------------------------------
ML Capital Trust, Gtd. Notes, 9.875%, 3/1/27          500,000             613
------------------------------------------------------------------------------
Mrs. Fields, Gtd. Sr. Sub. Notes, 10.125%, 12/1/04    750,000             724
------------------------------------------------------------------------------
MTS, Sr. Sub. Notes, 9.375%, 5/1/05                   100,000              98
------------------------------------------------------------------------------
Muzak, Gtd. Sr. Notes, 10.00%, 10/1/03              1,000,000           1,040
------------------------------------------------------------------------------
Nationsbank Credit Card Master Trust
        6.00%, 12/15/05                               140,000             143
------------------------------------------------------------------------------
New Jersey Bell Telephone, Deb. Notes,
     6.80%, 12/15/24                                2,500,000           2,524
------------------------------------------------------------------------------
News America Holdings, Gtd. Sr. Deb. Notes
        9.25%, 2/1/13                                  90,000             112
------------------------------------------------------------------------------
Nextel Communications, Sr. Disc. Notes
        STEP, 0%, 8/15/04                             500,000             482
------------------------------------------------------------------------------
        STEP, 0%, 10/31/07                          1,000,000             610
------------------------------------------------------------------------------
Nextlink Communications, Sr. Notes,
     12.50%, 4/15/06                                1,000,000           1,070
------------------------------------------------------------------------------
NGC, Sr. Notes, 6.75%, 12/15/05                     1,000,000           1,014
------------------------------------------------------------------------------
Niagara Mohawk
        Sr. Disc. Notes, Zero Coupon, 7/1/10        1,000,000             773
------------------------------------------------------------------------------
        1st Mtg., 7.75%, 5/15/06                    2,000,000           2,211
------------------------------------------------------------------------------
        Sr. Notes, 7.75%, 10/1/08                     450,000             490
------------------------------------------------------------------------------
Nine West, Sr. Notes, 8.375%, 8/15/05               1,000,000             965
------------------------------------------------------------------------------
Northland Cable Television, Sr. Sub. Notes
        10.25%, 11/15/07                            1,000,000           1,052
------------------------------------------------------------------------------
Northrop Grumman, Deb. Notes, 7.875%, 3/1/26        2,000,000           2,214
------------------------------------------------------------------------------
NYNEX, Deb. Notes, 9.55%, 5/1/10                    1,083,968           1,283
------------------------------------------------------------------------------
Octel, Sr. Notes, 10.00%, 5/1/06                      650,000             676
------------------------------------------------------------------------------
Ocwen Capital Trust I, 10.875%, 8/1/27                375,000             300
------------------------------------------------------------------------------
Oracle, Sr. Notes, 6.91%, 2/15/07                   3,000,000   $       3,132
------------------------------------------------------------------------------
Orange & Rockland Utilities, Deb. Notes
        9.375%, 3/15/00                             1,500,000           1,568
------------------------------------------------------------------------------

Owens & Minor, Sr. Sub. Notes, 10.875%, 6/1/06      1,250,000           1,344
------------------------------------------------------------------------------
P & L Coal Holdings, 8.875%, 5/15/08                  300,000             305
------------------------------------------------------------------------------
Pacific Bell, Deb. Notes, 7.375%, 7/15/43           1,000,000           1,089
------------------------------------------------------------------------------
Paragon Corporate Holdings, Sr. Notes, (144a)
        9.625%, 4/1/08                              1,000,000             830
------------------------------------------------------------------------------
Park Place Enmt, 7.875%, 12/15/05                     750,000             751
------------------------------------------------------------------------------
PDVSA Finance, (144a), 7.40%, 8/15/16               2,000,000           1,676
------------------------------------------------------------------------------
Pegasus Communications, Sr. Notes
        9.625%, 10/15/05                            1,000,000           1,000
------------------------------------------------------------------------------
Philadelphia Electric, 1st Ref. Mtg.,
     5.625%, 11/1/01                                3,000,000           3,010
------------------------------------------------------------------------------
Plains Resources, Sr. Sub. Notes, 10.25%, 3/15/06     500,000             505
------------------------------------------------------------------------------
Plastic Containers, Sr. Secured Notes,
     10.00%, 12/15/06                               1,000,000           1,050
------------------------------------------------------------------------------
Premier Parks, Sr. Disc. Notes, STEP
        0%, 4/1/08                                    125,000              85
------------------------------------------------------------------------------
Price Communications Wireless, Sr. Notes
        (144a), 9.125%, 12/15/06                    1,000,000           1,010
------------------------------------------------------------------------------
Pride Petroleum Services, Sr. Notes,
     9.375%, 5/1/07                                 1,000,000             930
------------------------------------------------------------------------------
Prime Credit Card Master Trust, 6.70%, 7/15/04        140,000             144
------------------------------------------------------------------------------
Protection One Alarm, 8.125%, 1/15/09               1,000,000             997
------------------------------------------------------------------------------
Province of Alberta, 9.25%, 4/1/00                  1,000,000           1,048
------------------------------------------------------------------------------
PSINet, Sr. Notes, 10.00%, 2/15/05                  1,100,000           1,089
------------------------------------------------------------------------------
Purina Mills, Sr. Sub. Notes, 9.00%, 3/15/10        1,000,000             995
------------------------------------------------------------------------------
Quantas Airways, Sr. Notes, (144a), 7.50%, 6/30/03  1,000,000           1,041
------------------------------------------------------------------------------
Quest Diagnostics, Gtd. Sr. Sub. Notes
        10.75%, 12/15/06                              500,000             555
------------------------------------------------------------------------------
Qwest Communications, Sr. Disc. Notes
        Sr. Disc Notes, Zero Coupon, 10/15/07       1,675,000           1,306
------------------------------------------------------------------------------
        Sr. Notes, (144a), 7.50%, 11/1/08             325,000             340
------------------------------------------------------------------------------
R&B Falcon, 6.75%, 4/15/05                          3,000,000           2,737
------------------------------------------------------------------------------

Rail Car Trust, 7.75%, 6/1/04                          83,711              89
------------------------------------------------------------------------------
Repap New Brunswick, Sr. Secured 1st Priority Notes
        9.00%, 6/1/04                               1,000,000             910
------------------------------------------------------------------------------
Rio Hotel & Casino
        Gtd. Sr. Sub. Notes, 9.50%, 4/15/07           500,000             556
------------------------------------------------------------------------------
        Sr. Sub. Notes, 10.625%, 7/15/05            1,000,000           1,090
------------------------------------------------------------------------------
Riverwood International, Sr. Notes, 10.625%, 8/1/07 1,000,000             990
------------------------------------------------------------------------------
Rogers Cablesystems, Sr. Sec. 2nd Priority Notes
        10.00%, 3/15/05                               500,000   $         560
------------------------------------------------------------------------------
RSL Communications, Gtd. Sr. Notes, 9.125%, 3/1/08  1,000,000             910
------------------------------------------------------------------------------
Safelite Glass, 9.875%, 12/15/06                      500,000             461
------------------------------------------------------------------------------
Safety Kleen Services, 9.25%, 6/1/08                  500,000             513
------------------------------------------------------------------------------
Santander Financial, Gtd. Sub. Notes,
      6.375%, 2/15/11                               3,000,000           2,929
------------------------------------------------------------------------------
Satelites Mexicanos, Sr. Notes, (144a),
     10.125%, 11/1/04                                 500,000             415
------------------------------------------------------------------------------
Sears Credit Account Master Trust
        6.05%, 1/16/08                                 80,000              82
------------------------------------------------------------------------------
        6.45%, 10/16/06                                70,000              72
------------------------------------------------------------------------------
Security Benefit Life, (144a), 8.75%, 5/15/16       3,000,000           3,301
------------------------------------------------------------------------------
Shoppers Food Warehouse, Sr. Notes, 9.75%, 6/15/04  1,000,000           1,077
------------------------------------------------------------------------------
Siebe, (144a)
        6.50%, 1/15/10                              2,000,000           2,057
------------------------------------------------------------------------------
        7.125%, 1/15/07                             1,500,000           1,680
------------------------------------------------------------------------------
Sinclair Broadcast Group, Sr. Sub. Notes,
     8.75%, 12/15/07                                1,000,000           1,013
------------------------------------------------------------------------------
Sitel, Sr. Sub. Notes, 9.25%, 3/15/06                 350,000             315
------------------------------------------------------------------------------
Six Flags Entertainment, Sr. Notes, 8.875%, 4/1/06    350,000             359
------------------------------------------------------------------------------
Six Flags Theme Parks, Sr. Sub. Disc. Notes
        12.25%, 6/15/05                             1,000,000           1,110
------------------------------------------------------------------------------
Smithfield Foods, Sr. Sub. Notes
        7.625%, 2/15/08                               500,000             503
------------------------------------------------------------------------------
Southern Foods, Sr. Sub. Notes, 9.875%, 9/1/07        800,000             836

------------------------------------------------------------------------------
Sovereign Speciality, Sr. Sub. Notes, 9.50%, 8/1/07   750,000             761
------------------------------------------------------------------------------
Specialty Retailers, Sr. Notes, 8.50%, 7/15/05      1,000,000             860
------------------------------------------------------------------------------
Speedway Motorsports, Gtd. Sr. Sub. Notes
        8.50%, 8/15/07                              1,000,000           1,055
------------------------------------------------------------------------------
Stena, Sr. Notes, 10.50%, 12/15/05                  1,000,000           1,033
------------------------------------------------------------------------------
Sun Media, Sr. Sub. Notes
        9.50%, 2/15/07                                550,000             611
------------------------------------------------------------------------------
        9.50%, 5/15/07                                650,000             721
------------------------------------------------------------------------------
Synthetic Industries, Sr. Sub. Notes,
     9.25%, 2/15/07                                   400,000             408
------------------------------------------------------------------------------
Tenet Healthcare, Sr. Sub. Notes, 8.625%, 1/15/07   1,000,000           1,040
------------------------------------------------------------------------------
Tenneco, 6.70%, 12/15/05                            1,000,000           1,022
------------------------------------------------------------------------------
The Pantry, Sr. Sub. Notes, 10.25%, 10/15/07        1,000,000           1,045
------------------------------------------------------------------------------
Time Warner, Deb. Notes, 7.48%, 1/15/08             1,400,000           1,552
------------------------------------------------------------------------------
Transwestern Publishing, Sr. Sub. Notes
        9.625%, 11/15/07                              750,000             784
------------------------------------------------------------------------------
TravelCenters of America, Sr. Sub. Notes,
     10.25%, 4/1/07                                 1,000,000             995
------------------------------------------------------------------------------
Travelers Property Casualty, Sr. Notes,
     6.75%, 11/15/06                                1,500,000   $       1,554
------------------------------------------------------------------------------
Trident Automotive PLC, Sr. Sub. Notes
        10.00%, 12/15/05                              750,000             758
------------------------------------------------------------------------------
TRW, MTN, 7.37%, 4/18/07                            2,000,000           2,209
------------------------------------------------------------------------------
TV Azteca, Gtd. Sr. Notes, 10.50%, 2/15/07            800,000             652
------------------------------------------------------------------------------
Union Bank Switzerland, Sub. Notes, 7.25%, 7/15/06  1,000,000           1,089
------------------------------------------------------------------------------
United International Holdings,
     Sr. Disc. Notes, STEP
        10.75%, 2/15/08                             1,000,000             540
------------------------------------------------------------------------------
Universal Compression, Sr. Disc. Notes, STEP
        9.875%, 2/15/08                             1,000,000             570
------------------------------------------------------------------------------
US Can, Sr. Gtd. Notes, 10.125%, 10/15/06             475,000             500
------------------------------------------------------------------------------
UtiliCorp United, Sr. Notes, 6.875%, 10/1/04        3,000,000           3,138
------------------------------------------------------------------------------

Verio, Sr. Notes, (144a), 11.25%, 12/1/08             500,000             505
------------------------------------------------------------------------------
Viasystems, Sr. Sub. Notes, 9.75%, 6/1/07             500,000             465
------------------------------------------------------------------------------
Wal-Mart Stores, 6.75%, 5/15/02                     1,000,000           1,045
------------------------------------------------------------------------------
Westamerica Bank, Sub. Notes, (144a),
      6.99%, 9/30/03                                1,500,000           1,514
------------------------------------------------------------------------------
Westpoint Stevens, Sr. Notes, 7.875%, 6/15/08       1,000,000           1,008
------------------------------------------------------------------------------
Willamette Industries, MTN, 7.85%, 7/1/26           1,000,000           1,098
------------------------------------------------------------------------------
Worldcom, Sr. Notes, 6.95%, 8/15/28                 4,000,000           4,302

Total Corporate Bonds (Cost  $264,846)                                269,492

U.S. GOVERNMENT MORTGAGE BACKED SECURITIES 5.2%
Federal Home Loan Mortgage Assn.
        8.00%, 3/1/17                                  18,524              19
------------------------------------------------------------------------------
        10.00%, 10/1/10                                54,282              58
------------------------------------------------------------------------------
        10.50%, 9/1/15                                 15,767              18
------------------------------------------------------------------------------
Federal National Mortgage Assn.
        6.00%, 10/25/08                             3,835,000           3,869
------------------------------------------------------------------------------
        6.31%, 4/1/08                               2,830,776           2,912
------------------------------------------------------------------------------
        6.50%, 7/25/08 - 5/1/11                     1,107,503           1,114
------------------------------------------------------------------------------
        7.00%, 8/17/10 - 4/1/26                     8,070,482           8,292
------------------------------------------------------------------------------
Government National Mortgage Assn.
    I
        6.00%, 1/15 - 5/15/24                       2,228,515           2,212
------------------------------------------------------------------------------
        6.50%, 9/15/23 - 8/15/28                    7,178,850           7,253
------------------------------------------------------------------------------
        7.00%, 10/15/22 - 7/15/28                   9,712,058           9,934
------------------------------------------------------------------------------
        7.50%, 9/15/22 - 6/15/27                   11,058,911          11,408
------------------------------------------------------------------------------
Government National Mortgage Assn.
    I
        8.00%, 6/15/17 - 11/15/25                   8,776,996   $       9,183
------------------------------------------------------------------------------
        8.50%, 3/15/05 - 1/15/27                    2,994,696           3,199
------------------------------------------------------------------------------
        9.00%, 5/15/16 - 6/15/21                      655,090             704
------------------------------------------------------------------------------
        9.50%, 8/15/09 - 8/20/22                      760,029             822
------------------------------------------------------------------------------
        10.00%, 11/15/09 - 1/20/22                     29,827              33

------------------------------------------------------------------------------
        10.50%, 5/15/15                                11,547              13
------------------------------------------------------------------------------
        11.00%, 3/15/10 - 1/15/20                     778,911             875
------------------------------------------------------------------------------
        11.50%, 3/15/10 - 3/15/16                   1,231,007           1,401
------------------------------------------------------------------------------
    GPM, I
        9.50%, 9/15/09                                419,270             454
------------------------------------------------------------------------------
        10.75%, 12/15/17                               87,704              98
------------------------------------------------------------------------------
    ARM
        6.625%, 8/20/23                               145,020             147
------------------------------------------------------------------------------
    II
        8.50%, 6/20/25 - 6/20/26                    3,879,501           4,106
------------------------------------------------------------------------------
        9.00%, 7/20/16 - 6/20/20                      636,481             682
------------------------------------------------------------------------------
        9.50%, 8/20/22                                136,887             148
------------------------------------------------------------------------------
        10.00%, 10/20/16 - 1/20/22                     94,269             103
------------------------------------------------------------------------------
    Project Loan
        8.50%, 1/15/27                                292,994             305
------------------------------------------------------------------------------
        8.875%, 2/15/30                               674,938             704
------------------------------------------------------------------------------
        8.95%, 5/15/35                              2,288,720           2,389
------------------------------------------------------------------------------
    TBA
        6.50%, 8/15/28                              3,910,234           3,948
------------------------------------------------------------------------------
        7.00%, 3/15/28                              7,493,703           7,662
------------------------------------------------------------------------------
U. S. Department of Veteran Affairs, VR
        9.545%, 3/15/25                               755,555             835

Total U.S. Government Mortgage-Backed
Securities (Cost  $82,941)                                              84,900

U.S. GOVERNMENT OBLIGATIONS/AGENCIES  17.2%
Federal Home Loan Banks
        6.34%, 10/19/05                              4,875,000           5,177
-------------------------------------------------------------------------------
        6.425%, 8/14/02                              6,450,000           6,621
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Assn.
        6.00%, 6/15/05                                 264,121             264
-------------------------------------------------------------------------------
Federal National Mortgage Assn.
        5.80%, 12/10/03                             13,000,000   $      13,354
-------------------------------------------------------------------------------
        6.47%, 9/25/12                               3,000,000           3,280

-------------------------------------------------------------------------------
        8.45%, 7/12/99                               4,000,000           4,074
-------------------------------------------------------------------------------
        REMIC, 7.50%, 10/25/19                         513,350             515
-------------------------------------------------------------------------------
MTN
        6.34%, 2/4/08                               10,000,000          10,238
-------------------------------------------------------------------------------
        6.36%, 8/16/00                                 270,000             276
-------------------------------------------------------------------------------
Tennessee Valley Authority
        8.25%, 9/15/34                                 435,000             442
-------------------------------------------------------------------------------
U.S. Treasury Bonds
        6.00%, 2/15/26                              11,365,000          12,396
-------------------------------------------------------------------------------
        6.50%, 11/15/26                              9,000,000          10,468
-------------------------------------------------------------------------------
        6.75%, 8/15/26                              10,000,000          11,981
-------------------------------------------------------------------------------
        7.125%, 2/15/23                             12,500,000          15,405
-------------------------------------------------------------------------------
        7.25%, 5/15/16                              10,000,000          12,114
-------------------------------------------------------------------------------
        8.125%, 8/15/19 - 8/15/21                    3,650,000           4,928
-------------------------------------------------------------------------------
        8.75%, 5/15/20                               1,000,000           1,421
-------------------------------------------------------------------------------
        11.25%, 2/15/15                                500,000             826
-------------------------------------------------------------------------------
        11.625%, 11/15/04                               20,000              27
-------------------------------------------------------------------------------
        11.75%, 2/15/01                                200,000             229
-------------------------------------------------------------------------------
        13.125%, 5/15/01                               200,000             238
-------------------------------------------------------------------------------
        13.875%, 5/15/11                               190,000             294
-------------------------------------------------------------------------------
U.S. Treasury Notes
        5.25%, 1/31/01                               5,000,000           5,067
-------------------------------------------------------------------------------
        5.625%, 5/15/08                              6,000,000           6,395
-------------------------------------------------------------------------------
        6.00%, 8/15/99                              11,300,000          11,393
-------------------------------------------------------------------------------
        6.125%, 9/30/00                                790,000             810
-------------------------------------------------------------------------------
        6.25%, 2/15/03 - 2/15/07                    32,000,000          34,296
-------------------------------------------------------------------------------
        6.50%, 4/30/99 - 8/15/05                    44,500,000          48,098
-------------------------------------------------------------------------------
        6.875%, 5/15/06                              8,000,000           9,041
-------------------------------------------------------------------------------
        7.50%, 11/15/01                              1,310,000           1,408
-------------------------------------------------------------------------------

        7.75%, 1/31/00 - 2/15/01                    16,800,000          17,414
-------------------------------------------------------------------------------
        7.875%, 11/15/04                             8,150,000           9,442
-------------------------------------------------------------------------------
        8.00%, 5/15/01                              12,000,000          12,904
-------------------------------------------------------------------------------
        8.75%, 8/15/00                              12,500,000          13,295
-------------------------------------------------------------------------------
Total U.S. Government Obligations/
     Agencies (Cost  $270,232)                                         284,131

SHORT-TERM INVESTMENTS 1.8%

Certificates of Deposit  0.0%
Chase Manhattan Bank, N.A., fixed deposit
        4.00%, 12/31/99 MYR                    $   1,149,356        $      259
-------------------------------------------------------------------------------
                                                                           259

Money Market Funds  1.8%
Reserve Investment Fund, 5.42% #                  29,233,020            29,233
-------------------------------------------------------------------------------
                                                                        29,233

Total Short-Term Investments (Cost  $29,500)                            29,492

Total Investment in Securities
100.6% of Net Assets (Cost $1,179,002)                           $   1,659,683

Other Assets Less Liabilities                                           (9,884)

NET ASSETS                                                       $   1,649,799
--------------------------------------------------------------------------------
     #  Seven-day yield
     *  Non-income producing
   ADR  American  Depository  Receipt
   ARM  Adjustable  rate mortgage
   GPM  Graduated payment mortgage
   MTN  Medium term note
   PTC  Pass-through Certificate
 REMIC  Real Estate Mortgage Investment Conduit
  REIT  Real Estate Investment Trust
  STEP Stepped coupon note for which the interest rate will adjust on specified future date(s)
   TBA  To be announced
    VR  Variable rate
  144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 1.2% of net assets.
   AUD  Australian dollar
   BEF  Belgian franc
   CHF  Swiss franc
   DEM  German deutschemark
   DKK  Danish krone
   FIM  Finnish mark
   FRF  French franc
   GBP  British sterling
   HKD  Hong Kong dollar
   ITL  Italian lira
   JPY  Japanese yen
   MXN  Mexican peso
   MYR  Malaysian ringgit
   NLG  Dutch guilder
   NOK  Norwegian krone
   NZD  New Zealand dollar
   SEK  Swedish krona
   SGD  Singapore dollar
   ZAR  South African rand
     L  Local registered shares
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Balanced Fund
--------------------------------------------------------------------------------
                                                               December 31, 1998
STATEMENT OF ASSETS AND LIABILITIES
In thousands

Assets
Investments in securities, at value (Cost $1,179,002)       $     1,659,683
Securities lending collateral                                       223,149
Other assets                                                         14,552
--------------------------------------------------------------------------------
Total assets                                                      1,897,384
--------------------------------------------------------------------------------
Liabilities
Obligation to return securities lending collateral                  223,149
Other liabilities                                                    24,436
--------------------------------------------------------------------------------
Total liabilities                                                   247,585
--------------------------------------------------------------------------------
NET ASSETS                                                  $     1,649,799
Net Assets Consist of:
Accumulated net investment income - net of distributions    $           567
Accumulated net realized gain/loss - net of distributions            (1,273)
Net unrealized gain (loss)                                          480,695
Paid-in-capital applicable to 88,768,120 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized                                   1,169,810
--------------------------------------------------------------------------------
NET ASSETS                                                  $     1,649,799
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                   $         18.59
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Balanced Fund
--------------------------------------------------------------------------------
Statement of Operations
In thousands
                                                                        Year
                                                                       Ended
                                                                    12/31/98
Investment Income

Income
 Interest                                                      $     41,487
 Dividend                                                            13,687
--------------------------------------------------------------------------------
 Total income                                                        55,174
--------------------------------------------------------------------------------
Expenses
 Investment management                                                6,809
 Shareholder servicing                                                3,883
 Custody and accounting                                                 224
 Prospectus and shareholder reports                                     242
 Registration                                                           108
 Legal and audit                                                         16
 Directors                                                               10
 Miscellaneous                                                            7
--------------------------------------------------------------------------------
 Total expenses                                                      11,299
--------------------------------------------------------------------------------
Net investment income                                                43,875
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
   Securities                                                         2,170
   Futures                                                           (1,152)
   Foreign currency transactions                                         (9)
--------------------------------------------------------------------------------
   Net realized gain (loss)                                           1,009
--------------------------------------------------------------------------------
Change in net unrealized gain or loss
  Securities                                                        169,936
  Other assets and liabilities
  denominated in foreign currencies                                      19
Change in net unrealized gain or loss                               169,955
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                             170,964
--------------------------------------------------------------------------------
    INCREASE (DECREASE) IN NET
    ASSETS FROM OPERATIONS                                         $214,839
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Balanced Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
In thousands

                                                          Year
                                                         Ended
                                                       12/31/98       12/31/97
                                                       --------       --------
  Increase (Decrease) in Net Assets
  Operations
   Net investment income                             $   43,875    $    37,576
   Net realized gain (loss)                               1,009          9,027
   Change in net unrealized gain or loss                169,955        145,478
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations    214,839        192,081
-------------------------------------------------------------------------------
  Distributions to shareholders
   Net investment income                                (43,309)       (38,055)
   Net realized gain                                     (3,438)        (8,859)
-------------------------------------------------------------------------------
   Decrease in net assets from distributions            (46,747)       (46,914)
-------------------------------------------------------------------------------
  Capital share transactions *
   Shares sold                                          544,483        425,797
   Distributions reinvested                              44,249         44,064
   Shares redeemed                                     (326,249)      (271,777)
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from capital
   share transactions                                   262,483        198,084
-------------------------------------------------------------------------------
  Net Assets
  Increase (decrease) during period                     430,575        343,251
  Beginning of period                                 1,219,224        875,973
                                                      =========        =======
  End of period                                      $1,649,799    $ 1,219,224
--------------------------------------------------------------------------------
*  Share information
   Shares sold                                           31,158         27,623
   Distributions reinvested                               2,483          2,767
   Shares redeemed                                      (18,593)       (17,176)
-------------------------------------------------------------------------------
   Increase (decrease) in shares outstanding             15,048         13,214
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Balanced Fund
--------------------------------------------------------------------------------
                                                               December 31, 1998
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Balanced Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 31, 1939.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At December 31, 1998, the value of loaned securities was $217,324,000; aggregate collateral consisted of
$223,149,000 in the securities lending collateral pool. Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $220,813,000 and $99,950,000, respectively, for the year ended December 31, 1998. Purchases and sales of U.S. government securities aggregated $173,379,000 and $76,596,000, respectively, for the year ended December 31, 1998.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,179,002,000. Net unrealized gain aggregated $480,681,000 at period-end, of which $511,734,000 related to appreciated investments and $31,053,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $648,000 was payable at December 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At December 31, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund.

     T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $3,488,000 for the year ended December 31, 1998, of which $309,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1998, totaled $1,166,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended December 31, 1998, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $44,000 with certain affiliates of the manager and paid commissions of $1,000 related thereto.
================================================================================

T. Rowe Price Balanced Fund
--------------------------------------------------------------------------------
Report of Independent Accountants

To the Board of Directors and Shareholders of
T. Rowe Price Balanced Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Balanced Fund, Inc. (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 1999
================================================================================
T. Rowe Price Balanced Fund
--------------------------------------------------------------------------------
Tax Information (Unaudited) for the Tax Year Ended 12/31/98

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included:

     *    $884,000 from short-term capital gains,

     * $2,554,000 from long-term capital gains, all of which was subject to the 20% rate gains category.

     For corporate shareholders, $8,756,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

================================================================================
================================================================================

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------
INVESTMENT SERVICES AND INFORMATION

          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

          IN PERSON Available in T. Rowe Price Investor Centers.

          ACCOUNT SERVICES

          CHECKING Available on most fixed income funds ($500 minimum).

          AUTOMATIC INVESTING From your bank account or paycheck.

          AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

          DISTRIBUTION   Options   Reinvest   all,   some,   or   none  of  your
          distributions.

          AUTOMATED 24-HOUR SERVICES Including  Tele*Access  [Registration Mark]
          and  the  T.   Rowe   Price  Web  site  on  the   Internet.   Address:
          www.troweprice.com

          BROKERAGE SERVICES*

          INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

          INVESTMENT INFORMATION

          COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

          SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

          T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

          PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

          INSIGHTS Educational reports on investment strategies and financial markets.

          INVESTMENT   GUIDES  Asset  Mix  Worksheet,   College   Planning  Kit,
          Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

         * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
================================================================================

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended  Equity  Market Index
Financial  Services
Growth & Income
Growth Stock
Health  Sciences
Media &  Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America  Growth
New Era New  Horizons**
Real Estate
Science & Technology
Small-Cap  Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL
Emerging  Markets Stock
European Stock
Global Stock
International  Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE
Corporate  Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S. Government
Spectrum Income
Summit GNMA
Summit  Limited-Term  Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE
California Tax-Free Bond
Florida  Intermediate  Tax-Free***
Georgia  Tax-Free Bond
Maryland  Short-Term Tax-Free Bond
Maryland  Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond +
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
Emerging Markets Bond Global Bond ++
International Bond Money

MARKET FUNDS +++
TAXABLE
Prime Reserve
Summit Cash  Reserves
U.S.  Treasury  Money

TAX-FREE
California  Tax-Free  Money
New York Tax-Free  Money
Summit  Municipal Money Market
Tax-Exempt  Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------
Balanced
Personal  Strategy Balanced
Personal  Strategy  Growth
Personal  Strategy  Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------------------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Formerly named Equity Index.
**   Closed to new investors.
***  Formerly named Florida Insured Intermediate Tax-Free.
+    Formerly named Tax-Free Insured Intermediate Bond.
++   Formerly named Global Government Bond.
+++ Neither the funds nor their share prices are insured or guaranteed by the U.S. government.
Please call for a prospectus. Read it carefully before investing.
The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by SECURITY BENEFIT LIFE INSURANCE COMPANY. In New York, it [#FSB201(11-96)] is issued by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY OF NEW YORK, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

================================================================================
T. Rowe Price Retirement Plans and Resources
--------------------------------------------------------------------------------
Retirement Plans and Resources

          We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees. T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.

          IRAs AND QUALIFIED PLANS
          ----------------------------------------------------------------------
          Traditional IRA
          Roth IRA
          Rollover IRA
          SEP-IRA
          SIMPLE IRA
          Profit Sharing
          Money Purchase Pension
          "Paired" Plans (Money Purchase Pension and Profit Sharing Plans)
          401(k)
          403(b)
          457 Deferred Compensation

          RETIREMENT RESOURCES AT T. ROWE PRICE
          ----------------------------------------------------------------------

          PLANNING AND INFORMATIONAL GUIDES
          Minimum Required Distributions Guide
          Retirement Planning Kit
          Retirees Financial Guide
          Tax Considerations for Investors

          INVESTMENT KITS
          The IRA Investing Kit
          Roth IRA Conversion Kit
          Rollover IRA Kit
          The T. Rowe Price SIMPLE IRA Plan Kit
          The T. Rowe Price SEP-IRA Plan
          The Simplified Keogh Plan [Registration Mark] From T. Rowe Price
          The T. Rowe Price 401(k) Century PlanRegistration Mark (for small businesses)
          Money Purchase Pension/Profit Sharing Plan Kit
          Investing for Retirement in Your 403(b) Account
          The T. Rowe Price No-Load Variable Annuity Information Kit

          INSIGHTS REPORTS
          The Challenge of Preparing for Retirement
          Financial Planning After Retirement The Roth IRA: A Review

          SOFTWARE PACKAGES
          T. ROWE PRICE RETIREMENT PLANNING ANALYZER TM CD-ROM or diskette $19.95. To order, please call 1-800-541-5760. Also available on the Internet for $9.95.
          T. ROWE PRICE VARIABLE ANNUITY ANALYZER TM CD-ROM or diskette, free. To order, please call 1-800-469-5304.

          Many of these resources are also available for viewing or ordering on the Internet at WWW.TROWEPRICE.COM.

================================================================================

T. Rowe Price Insights Reports
--------------------------------------------------------------------------------

THE FUNDAMENTALS OF INVESTING

          Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.

          INSIGHTS REPORTS
          ----------------------------------------------------------------------

          GENERAL INFORMATION
          The ABCs of Giving
          Back to Basics: The ABCs of Investing
          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          Getting Started: Investing With Mutual Funds
          The Roth IRA: A Review
          Tax Information for Mutual Fund Investors

          INVESTMENT STRATEGIES
          Conservative Stock Investing
          Dollar Cost Averaging
          Equity Index Investing
          Growth Stock Investing
          Investing for Higher Yield
          Managing Risk Through Diversification
          The Power of Compounding
          Value Investing

          TYPES OF SECURITIES
          The Basics of  International  Stock  Investing
          The Basics of Tax-Free Investing
          The  Fundamentals  of Fixed  Income  Investing
          Global Bond Investing
          Investing in Common Stocks
          Investing in Emerging Growth Stocks
          Investing in Financial Services Stocks
          Investing in Health Care Stocks
          Investing in High-Yield Municipal Bonds
          Investing in Money Market Securities
          Investing in Mortgage-Backed Securities
          Investing in Natural Resource Stocks
          Investing in Science and Technology Stocks
          Investing in Small-Company Stocks
          Understanding Derivatives
          Understanding High-Yield "Junk" Bonds

          BROKERAGE INSIGHTS
          Combining Individual Securities With Mutual Funds
          Getting Started: An Introduction to Individual Securities What You Should Know About Bonds
          What You Should Know About Margin and Short-Selling
          What You Should Know About Options
          What You Should Know About Stocks

          T. Rowe Price Insights are also available for reading or downloading on the Internet at WWW.TROWEPRICE.COM.

================================================================================

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
shareholder service center
1-800-225-5132 toll free
410-625-6500 Baltimore area

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Balanced Fund.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.        F68-050  12/31/98